As filed with the Securities and Exchange Commission on July 20, 2015
1933 Act Registration No. 333-205683

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1 ☒  Post-Effective Amendment No. ☐
(Check appropriate box or boxes)

Neuberger Berman Advisers Management Trust
(Exact name of Registrant as specified in charter)
605 Third Avenue
New York, New York 10158-0180
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman Advisers Management Trust
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Name and Address of Agent for Service)

With copies to:
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1601
(Names and Addresses of Agents for Service of Process)

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement goes effective under the Securities Act of 1933, as amended.

Title of Securities being registered: Class I Shares and Class S Shares of Mid Cap Growth Portfolio.

No filing fee is due because of Registrant’s reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing will go effective on August 14, 2015 pursuant to Rule 488.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
FORM N-14
CONTENTS OF REGISTRATION STATEMENT ON FORM N-14

This Registration Statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement on Form N-14

Letter to Shareholders

Part A – Information Statement and Prospectus

Part B – Statement of Additional Information

Part C – Other Information

Signature Page

Exhibits

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Balanced Portfolio
Growth Portfolio
Small Cap Growth Portfolio

605 Third Avenue
New York, New York 10158-0180

 [  ], 2015

Dear Valued Contractholder:
On June 24, 2015, the Board of Trustees (the “Board”) of the Neuberger Berman Advisers Management Trust (the “Trust”) approved three separate reorganizations of Balanced Portfolio, Growth Portfolio, and Small Cap Growth Portfolio (each, a “Merging Portfolio”) into Mid Cap Growth Portfolio (the “Surviving Portfolio,” and together with the Merging Portfolios, the “Portfolios”) (each a “Reorganization”).  Each Reorganization is independent of the others, and the Reorganization of any Merging Portfolio may proceed even if the Reorganization of one or both of the other Merging Portfolios is postponed or cancelled.  All Portfolios are series of the Trust:

Merging Portfolio will be reorganized into Surviving Portfolio
Balanced Portfolio - Class I	à	Mid Cap Growth Portfolio - Class I
Growth Portfolio - Class I	à	Mid Cap Growth Portfolio - Class I
Small Cap Growth Portfolio - Class S	à	Mid Cap Growth Portfolio - Class S

Each Reorganization will take effect on or about November 6, 2015.  No shareholder vote is required for any of the Reorganizations.  We are not asking you for a proxy, and you are requested not to send us a proxy.  At the time of each Reorganization, contractholders who are shareholders of a Merging Portfolio (indirectly through a separate account) automatically will become shareholders (again, indirectly through that separate account) of the Surviving Portfolio, receiving shares of the Surviving Portfolio having an aggregate net asset value equal to the contractholder’s shares in the Merging Portfolio.
Each Portfolio is managed by Neuberger Berman Management LLC (“NBM” or the “Manager”) and all have substantially similar investment objectives and risks and identical fundamental investment limitations.  (Fundamental investment limitations are those that cannot be changed without a vote of the shareholders.) However, there are differences in the investment policies and strategies of the Portfolios and these differences are outlined herein.  In addition, NBM retains Neuberger Berman LLC as subadviser to each Portfolio to provide research services.  Accordingly, each Reorganization will result in no material changes to the Merging Portfolio’s investment objective, risks or fundamental investment limitations, though certain of its investment policies and strategies will change.  The attached Combined Prospectus and Information Statement contains further information regarding each Reorganization and the Surviving Portfolio.  Please read it carefully.
The Board believes that each Reorganization will benefit the Merging Portfolio and its contractholders as a result of the Surviving Portfolio’s larger asset base and the elimination of the smaller investment options that are less viable than the investment options available to the Surviving Portfolio.  The Surviving Portfolio has identical contractual expense caps as Balanced Portfolio and Growth Portfolio, and lower contractual expense caps than Small Cap Growth Portfolio, which NBM has agreed to maintain until December 31, 2018.  Currently, the Surviving Portfolio operates below its contractual expense cap and its annual fund operating expenses (“Net Expenses”) are lower than each Merging Portfolio’s Net Expenses after fee waiver and/or expense reimbursement.  Further, no Reorganization is expected to result directly in any adverse tax consequences or changes in account values for shareholders or contractholders. No sales load, commission or other fee will be imposed on shareholders in connection with the tax-free exchange of their shares.  Detailed information regarding each Reorganization is contained in the enclosed materials.  If you have any questions regarding a Reorganization, please call the Manager toll-free at 800-366-6264 or 800-877-9700.
Sincerely,

/s/ Robert Conti
Robert Conti
President and Chief Executive Officer
Neuberger Berman Advisers Management Trust

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT OBJECTIVE
AND INVESTMENT POLICY OR STRATEGY

Effective as of the closing of each Reorganization, shareholders of each Merging Portfolio will become shareholders of the Surviving Portfolio with the investment objective, investment strategies and investment policies of the Surviving Portfolio.  The chart below outlines any differences between each Merging Portfolio’s current investment objective and any 80% investment policy or other material investment strategy (as articulated in the Portfolio’s principal investment strategy):

Merging Portfolio	Merging Portfolio Investment Objective	Surviving Portfolio Investment Objective	Merging Portfolio 80% Policy or Material Investment Strategy	Surviving Portfolio 80% Policy
Balanced Portfolio	Growth of capital	(same)
The fund normally allocates between common stocks of mid-cap companies (defined as those with a total market cap within the market cap range of Russell Mid Cap) and investment grade bonds and other debt securities from US government and corporate issuers. Normally allocate 50% to 70% of net assets to stock investments, with balance allocated to debt securities (at least 25%) and operating cash.)

To pursue its goal, the Fund normally invests at least 80% of its net assets in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap Index at the time of purchase.

Growth Portfolio	Growth of capital	(same)
To pursue its goal, the Fund normally invests in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap Index at the time of purchase.

Small Cap Growth Portfolio	Long-term growth of capital	Growth of capital
To pursue its goal, the Fund normally invests at least 80% of its net assets in common stocks of small-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell 2000 Index at the time of initial purchase.

Questions and Answers

Q.            What is happening?  Why did I get this document?
A.            The Board of Trustees (the “Board”) of Neuberger Berman Advisers Management Trust (the “Trust”),  has approved three separate reorganizations of Balanced Portfolio, Growth Portfolio, and Small Cap Growth Portfolio (each, a “Merging Portfolio”) into Mid Cap Growth Portfolio (the “Surviving Portfolio”) (each a “Reorganization”).  Each Reorganization is independent of the others, and the Reorganization of any Merging Portfolio may proceed even if the Reorganization of one or both of the other Merging Portfolios is postponed or cancelled.  Each Merging Portfolio and the Surviving Portfolio (collectively, the “Portfolios”) are each series of the Trust.  Please see below for more information comparing the Portfolios’ investment objectives, strategies and policies.

You are receiving this document because, as of [August 14], 2015, you were the owner of a variable annuity contract and/or a variable life insurance policy issued by an insurance company that participates in a Merging Portfolio through the investment divisions of a separate account or accounts established by that company (each, a “Separate Account”).  Pursuant to a Plan of Reorganization and Dissolution adopted by the Board , upon closing of  a Reorganization, your shares of the participating Merging Portfolio (which you own indirectly through a Separate Account) will convert to shares of the Surviving Portfolio with an aggregate net asset value (“NAV”) equal to those Merging Portfolio shares as of the close of business on the day of the closing of the Reorganization, which currently is expected to take place on or about November 6, 2015 (“Effective Date”). (For convenience, shares you own indirectly through a Separate Account are referred to below as though you owned them directly.)
Q.            What is this document?
A.            This document is a Combined Prospectus and Information Statement (“Information Statement”) for each Merging Portfolio and the Surviving Portfolio.  This Information Statement contains information the shareholders of each Merging Portfolio should know prior to the Reorganization.  You should retain this document for future reference.

Q.            What are the Reorganizations?
A.            Each Reorganization discussed in this Information Statement will reorganize a Merging Portfolio into the Surviving Portfolio on or about the Effective Date.   The Portfolios have substantially similar investment objectives and risks and identical fundamental investment limitations.  However, there are differences in investment policies and strategies of the Portfolios.  Accordingly, the Reorganization will result in no material changes to the Merging Portfolio’s investment objective, risks, or fundamental investment limitations, though its investment policies and strategies will change.  Please see below for more information comparing the investment objectives, strategies, policies and risks of the Portfolios.

Q.            How will this affect me as a shareholder?
A.            Shareholders of each Merging Portfolio will become shareholders of the Surviving Portfolio on the Effective Date.  No sales charges or other fees, other than those described below, will be imposed in connection with any Reorganization.  In addition, the Portfolios’ procedures for purchasing, redeeming and exchanging shares are identical.
If you own Class I shares or Class S shares, as applicable, of a Merging Portfolio, you will receive Class I shares or Class S shares, respectively, of the Surviving Portfolio.  Class I shares and Class S shares do not have either a front-end sales charge or a contingent deferred sales charge (“CDSC”).

Q.            After the Reorganization of my Portfolio, will I own the same number of shares?
A.            The aggregate value of your investment will not change as a result of the Reorganization.  It is likely, however, that the number of shares you own will change because your shares will be exchanged at the NAV per share of the Surviving Portfolio, which  is likely to be different from the NAV per share of your Merging Portfolio.

Q.            What if I already own shares of the Surviving Portfolio?
A.            If you already own shares of both a Merging Portfolio and the Surviving Portfolio, the shares exchanged in the relevant Reorganization will be added to your existing account so long as your account in each Portfolio has the same account number.

Q.            Do the Portfolio Managers who manage each Merging Portfolio also manage the Surviving Portfolio?
A.            Not in each case.  Kenneth Turek is the portfolio manager of the Surviving Portfolio, as well as Growth Portfolio.  He is one of several portfolio managers of the Balanced Portfolio.  The Small Cap Growth Portfolio has a different portfolio manager.

Q.            Will my expenses increase pursuant to the Reorganization of my Portfolio?
A.            No.  Currently, the Surviving Portfolio’s annual fund operating expenses (“Net Expenses”) are lower than each Merging Portfolio’s Net Expenses after fee waiver and/or expense reimbursement.

Q.            What are the tax consequences of the Reorganizations?
A.            Each Reorganization is expected to be a tax-free transaction for federal income tax purposes.

Q.            Can I still purchase shares of a Merging Portfolio until its Reorganization?
A.            You may continue to purchase shares of a Merging Portfolio through November 4, 2015.  As a result of each Reorganization, effective November 4, 2015, the Merging Portfolios will no longer accept purchases or exchanges of shares.

Q.            Will I need to open an account in the Surviving Portfolio prior to the Reorganization of my Portfolio?
A.            No.  An account will be set up in your name and your shares of the Merging Portfolio automatically will be converted to corresponding shares of the Surviving Portfolio.  You will receive confirmation of this transaction following the Reorganization of your Portfolio.

Q.            What if I want to exchange my shares into another Neuberger Berman Portfolio prior to the Reorganization of my Portfolio?
A.            You may exchange shares in each Merging Portfolio to another Neuberger Berman Portfolio prior to the Reorganization subject to the availability of another Neuberger Berman Portfolio in your insurance product or plan and further subject to any limitations in the Prospectus of your Merging Portfolio and the portfolio into which you would like to exchange.

Additional information about your options for transferring your investment will be provided to you by your insurance company or other applicable financial intermediary.

Q.            Who is paying the costs of each Reorganization?
A.            NBM will pay the costs associated with each Reorganization.

If you have any questions, please call the Neuberger Berman Family of Portfolios toll-free at 800-366-6264 or 800-877-9700.

Combined Prospectus and Information Statement
August [ ], 2015

Reorganization of the Assets and Liabilities of each of the
BALANCED PORTFOLIO
GROWTH PORTFOLIO
SMALL CAP GROWTH PORTFOLIO
each a series of Neuberger Berman Advisers Management Trust

By and in Exchange for Shares of and Assumption of Liabilities by the
MID CAP GROWTH PORTFOLIO,
a series of Neuberger Berman Advisers Management Trust

605 Third Avenue
New York, New York 10158-0180
800-366-6264
800-877-9700

This Combined Prospectus and Information Statement (“Information Statement”) contains information you should know about a Plan of Reorganization and Dissolution (“Plan”) adopted by the Board of Trustees (“Board”) of Neuberger Berman Advisers Management Trust (“Trust”) relating to three separate reorganizations of Balanced Portfolio, Growth Portfolio, and Small Cap Growth Portfolio (each, a “Merging Portfolio”) into Mid Cap Growth Portfolio (the “Surviving Portfolio”) (each a “Reorganization”).  The Merging Portfolios and the Surviving Portfolio (collectively, the “Portfolios”) are series of the Trust.  The Trust is a Delaware statutory trust and is a registered, open-end management investment company.  The investment objective of Balanced Portfolio and Growth Portfolio, as well as the Surviving Portfolio, is to seek growth of capital, and the investment objective of Small Cap Growth Portfolio is to seek long-term growth of capital.  You should carefully read this Information Statement, which contains important information you should know, and keep it for future reference.

Upon completion of the Reorganization of your Merging Portfolio you, as the owner of a variable annuity contract and/or a variable life insurance policy issued by an insurance company that participates in that Merging Portfolio through the investment divisions of a separate account or accounts established by that company (each, a “Separate Account”), will become a shareholder of the Surviving Portfolio through that Separate Account. (For convenience, shares you own indirectly through a Separate Account are referred to throughout this Information Statement as though you owned them directly.) You will receive shares of the Surviving Portfolio with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of your Merging Portfolio that you hold as of the close of business on the day of the closing of the Reorganization, which is expected to be November 6, 2015 (“Effective Date”). The shares of the Surviving Portfolio that you receive will be of the same class as the shares of the Merging Portfolio that you currently hold.  When each Reorganization is completed, the respective Merging Portfolio will be liquidated and dissolved.
This Combined Prospectus and Information Statement sets forth important information that you should know regarding each Reorganization.  You should read and retain this Combined Prospectus and Information Statement for future reference.  The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated by reference into this Information Statement:

1.
The registration statement for the Trust (File Nos. 811-04255) contains a prospectus for each Merging Portfolio and the Surviving Portfolio dated May 1, 2015. You should review the prospectus for your respective Merging Portfolio and the Surviving Portfolio.

2.	The combined Statement of Additional Information for the Portfolios dated May 1, 2015.

3.	The audited financial statements included in the Surviving Portfolio’s and your respective Merging Portfolio’s Annual Report to shareholders for the fiscal year ended December 31, 2014[, and the unaudited financial statements and financial highlights included in the corresponding Semi-Annual Reports to shareholders of the Portfolios for the six-month period ended June 30, 2015].

Each Portfolio previously sent its Annual Report [and Semi-Annual Report] to its shareholders.  For a free copy of these reports or any of the other documents listed above, you may call 800-366-6264 or 800-877-9700, send an email to fundinquiries@nb.com, or write to a Portfolio at:
Neuberger Berman Management LLC
605 Third Avenue
New York, New York 10158-0180
800-366-6264
800-877-9700

You also may obtain many of these documents by accessing the Internet site for the Portfolios at  www.nb.com.  Text-only versions of all the Portfolios’ documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet site at www.sec.gov.  The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, it must file certain reports and other information with the SEC. You can review and copy information regarding the Portfolios by visiting the SEC’s Public Reference Room, Room 1580, 100 F Street NE, Washington, D.C. 20549.  You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above.  Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
The SEC has not approved or disapproved these securities or determined if this Information Statement is truthful or complete.  Any representation to the contrary is a criminal offense.

We are not asking you for a proxy or written consent, and you are requested not to send us a proxy or written consent.

Shares of each Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal.

No person has been authorized to give any information or to make any representation other than those in this Information Statement, and, if given or made, such other information or representation must not be relied upon as having been authorized by any Portfolio or  the Trust.

TABLE OF CONTENTS
ABOUT EACH REORGANIZATION	7
Summary	7
Considerations Regarding each Reorganization	8
Comparison of Investment Objectives, Strategies and Policies and Information about Adviser/Subadviser and Portfolio Managers	10
Comparison of Fundamental Investment Limitations and Non-Fundamental Policies	11
Comparison of Principal Risks	13
Comparison of Fees and Expenses	17
Example of Portfolio Expenses	21
Comparative Performance Information	23
Capitalization	27
Information Regarding the Plan of Reorganization and Dissolution	28
Reasons for the Reorganizations	29
Description of the Securities to be Issued	30
Federal Income Tax Considerations	31
OTHER INFORMATION	32
Investment Adviser, Subadviser, and Portfolio Managers	32
Legal Matters	33
Control Persons	33
Experts	33
Additional Information	33
FINANCIAL HIGHLIGHTS	33
APPENDIX A PLAN OF REORGANIZATION AND DISSOLUTION	A-1
APPENDIX B ADDITIONAL INFORMATION	B-1
APPENDIX C FINANCIAL HIGHLIGHTS	C-1

ABOUT EACH REORGANIZATION
Summary
The following is a summary of certain information relating to each Reorganization and is qualified in its entirety by reference to the more complete information contained elsewhere in the Information Statement.  Due primarily to concerns over asset levels and limited prospects for future growth, Neuberger Berman Management LLC (“NBM” or the “Manager”), the investment manager of each Merging Portfolio, recommended to the Board of Trustees of the Trust  (“Board”) the separate reorganization of each Merging Portfolio into the Surviving Portfolio.

After careful consideration of a number of factors, the Board voted to approve the reorganization of  each Merging Portfolio into the Surviving Portfolio.  In each Reorganization, the Surviving Portfolio would acquire all of the assets of each Merging Portfolio in exchange solely for the assumption of all the liabilities of the Merging Portfolio and the issuance of shares of the Surviving Portfolio to be distributed pro rata by the Merging Portfolio to its shareholders in complete liquidation and dissolution of the Merging Portfolio.  As a result of each Reorganization, each shareholder of a Merging Portfolio would become the owner of the Surviving Portfolio’s shares having a total aggregate value equal to the total aggregate value of his or her holdings in the Merging Portfolio on the Effective Date.  Each Reorganization is independent of the others, and the Reorganization of any Merging Portfolio may proceed even if the Reorganization of one or both of the other Merging Portfolios is postponed or cancelled.
The Surviving Portfolio offers both Class I and Class S shares.  Balanced Portfolio and Growth Portfolio each offer Class I shares and Small Cap Growth Portfolio offers Class S shares.  Each Merging Portfolio shareholder would receive shares of the same class of the Surviving Portfolio having the same aggregate value as such shareholder currently owns.  Each Surviving Portfolio’s respective class of shares has the same purchase, exchange and redemption procedures as the corresponding class of shares of the Surviving Portfolio.

The Board, including the Trustees who are not “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) of the Trust (“Independent Trustees”), has concluded that each Reorganization would be in the best interests of each Merging Portfolio and its existing shareholders and that the interests of each Merging Portfolio’s shareholders would not be diluted as a result of the transactions contemplated by each Reorganization.  Among other things, each Reorganization would give each Merging Portfolio’s shareholders the opportunity to participate in a larger Portfolio, with a substantially similar investment objective and investment risks (although with certain differing investment strategies and policies as outlined herein).  The Surviving Portfolio has identical or lower contractual expense caps as each Merging Portfolio, which NBM has agreed to maintain until December 31, 2018.  Currently, the Surviving Portfolio is operating below its contractual expense cap and its annual operating expenses (“Net Expenses”) are lower than each Merging Portfolio’s Net Expenses after fee waiver and/or expense reimbursement.

As a condition to each Reorganization, the Trust will receive an opinion of counsel that the Reorganization will be considered a tax-free reorganization under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), so that neither the Merging Portfolio participating therein nor the Surviving Portfolio or their shareholders will recognize any gain or loss as a result of the Reorganization.  See “Federal Income Tax Considerations” below for further information.

Considerations Regarding each Reorganization
Please note the following information regarding each Reorganization:
●
The Surviving Portfolio pursues a substantially similar investment objective as each Merging Portfolio. The investment objective of Balanced Portfolio and Growth Portfolio, as well as the Surviving Portfolio, is to seek growth of capital, and the investment objective of Small Cap Growth Portfolio is to seek long-term growth of capital. Each Portfolio, with the exception of Small Cap Growth Portfolio, invests in equity securities of mid-capitalization companies, while Small Cap Growth Portfolio invests in equity securities of small-capitalization companies. In addition, Balanced Portfolio invests between 30-50% of its assets in investment grade bonds and other debt securities from the U.S. government and corporate issuers.

●
The Surviving Portfolio has substantially similar investment objectives and risks and identical fundamental investment limitations as each Merging Portfolio, but different investment strategies and policies. Accordingly, each Reorganization will result in no material changes to each Merging Portfolio’s investment objective or risks and no changes to its fundamental investment limitations, though its investment strategies will change. See “Comparison of Investment Objectives, Strategies and Policies” below for further information.

●
NBM is each Portfolio’s investment adviser. Kenneth Turek is the portfolio manager of the Surviving Portfolio, as well as Growth Portfolio. He is one of several portfolio managers of the Balanced Portfolio. The Small Cap Growth Portfolio has a different portfolio manager.

●
NBM has reviewed the Portfolios’ current portfolio holdings and determined that each Merging Portfolio’s holdings generally are compatible with the Surviving Portfolio’s investment objective and policies. As a result, NBM believes that all or substantially all of each Merging Portfolio’s assets could be transferred to and held by the Surviving Portfolio. See “Comparison of Investment Objectives, Strategies and Policies” below for further information.

●	The Class I shares of the Surviving Portfolio and Class I shares of Growth Portfolio have had very similar performance for the year-to-date period through June 30, 2015.

●	The Class I shares of the Surviving Portfolio outperformed the Class I shares of the Balanced Portfolio for the year-to-date period through June 30, 2015.

●	The Class S shares of the Surviving Portfolio outperformed the Class S shares of the Small Cap Growth Portfolio for the year-to-date period through June 30, 2015.

●
The Class I shares and Class S shares of the Surviving Portfolio outperformed the corresponding class of shares of each Merging Portfolio for each of the one-year, three-year, five-year, ten-year, and since inception periods (except for the three-year period for Small Cap Growth Portfolio). The following table provides each Portfolio’s performance record for these periods.

Portfolio Name	Class	YTD (through 5/31/15)	1 Year	3 Year	5 Year	10 Year	Since Inception
SURVIVING PORTFOLIO
Mid Cap Growth Portfolio	I	10.08%	19.98%	17.80%	17.02%	10.57%	9.62%
Russell Midcap Growth Index		5.88%	14.72%	20.64%	17.52%	10.07%	8.22%
Russell Midcap Index		4.52%	12.47%	21.21%	17.20%	9.92%	9.76%

Mid Cap Growth Portfolio	S	9.96%	19.67%	17.50%	16.73%	10.30%	9.43%
Russell Midcap Growth Index		5.88%	14.72%	20.64%	17.52%	10.07%	8.22%
Russell Midcap Index		4.52%	12.47%	21.21%	17.20%	9.92%	9.76%

MERGING PORTFOLIOS
Balanced Portfolio	I	6.89%	12.69%	10.65%	10.44%	5.93%	7.00%
Russell Midcap Growth Index		5.88%	14.72%	20.64%	17.52%	10.07%	11.03%
Barclays U.S. 1-3 Yr Govt/Credit Bond Index		0.75%	0.91%	0.96%	1.27%	2.86%	5.04%
Russell Midcap Index		4.52%	12.47%	21.21%	17.20%	9.92%	12.00%

Growth Portfolio	I	10.11%	19.74%	17.39%	16.67%	10.40%	9.69%
Russell Midcap Growth Index		5.88%	14.72%	20.64%	17.52%	10.07%	N/A
Russell Midcap Index		4.52%	12.47%	21.21%	17.20%	9.92%	12.77%

Small Cap Growth Portfolio	S	5.30%	18.56%	18.54%	15.44%	5.63%	6.66%
Russell 2000 Growth Index		7.30%	17.73%	21.60%	17.37%	10.06%	11.16%
Russell 2000 Index		3.98%	11.32%	19.45%	15.04%	8.73%	10.31%

●
The Surviving Portfolio has identical or lower contractual expense caps than each Merging Portfolio. NBM has contractually agreed to limit each Portfolio’s total annual operating expenses through December 31, 2018.

●
Currently, the Surviving Portfolio operates below its contractual expense cap and its annual operating expenses (“Net Expenses”) are lower than each Merging Portfolio’s Net Expenses after fee waiver and/or expense reimbursement. The interests of each Portfolio’s shareholders would not be diluted by any Reorganization, because each Reorganization would be effected on the basis of each Portfolio’s NAV.

●
NBM will pay the costs associated with each Reorganization. The Surviving Portfolio will pay any fees payable to governmental authorities for the registration or qualification of the Surviving Portfolio shares distributable to each Merging Portfolio’s shareholders pursuant to the Reorganization and all related transfer agency costs. NBM does not anticipate the Merging Portfolios paying any costs relating to the Reorganizations. Costs and any potential capital gains associated with selling holdings in each Merging Portfolio are not identifiable at this time.

●	Each Reorganization is expected to be a tax-free transaction.

●	The alternative to each Reorganization is the liquidation of the Merging Portfolio.
Comparison of Investment Objectives, Strategies and Policies and Information about Adviser/Subadviser and Portfolio Managers
Each Merging Portfolio and the Surviving Portfolio have substantially similar investment objectives but pursue these objectives via different strategies.  Accordingly, the Reorganizations will result in no material changes to any Merging Portfolio’s investment objective or risks, though its investment strategies and policies will change. The Portfolios’ investment objectives, strategies and policies are described below.
NBM, the investment adviser of each Merging Portfolio, has reviewed each Merging Portfolio’s current portfolio holdings and determined that those holdings generally are compatible with the Surviving Portfolio’s investment objective and policies.  As a result, NBM believes that all or substantially all of each Merging Portfolio’s assets could be transferred to and held by the Surviving Portfolio.   Nevertheless, in executing the Surviving Portfolio’s investment strategy, the portfolio manager  may determine to sell some or a substantial portion of the assets of a Merging Portfolio after the completion of its Reorganization.

	MERGING PORTFOLIOS			SURVIVING PORTFOLIO
	BALANCED	GROWTH	SMALL CAP GROWTH	MID CAP GROWTH
Investment Objective	Growth of capital	Growth of capital	Long-term growth of capital	Growth of capital
Investment Strategy
Allocates between common stocks of mid-cap companies (defined as those with a total market cap within the market cap range of Russell Mid Cap) and investment grade bonds and other debt securities from US government and corporate issuers.  Normally allocate 50% to 70% of net assets to stock investments, with balance allocated to debt securities (at least 25%) and operating cash.  May invest up to 10% in below investment grade securities.
		Normally invests in common stocks of mid-cap companies (defined as those with a total market cap within the market cap range of Russell Mid Cap)	Normally invests at least 80% of net assets in common stock of small-capitalization companies (defined as those with a total market cap within the market cap range of the Russell 2000)	Normally invests at least 80% of its net assets in common stocks of mid-cap companies (defined as those with a total market cap within the market cap range of Russell Mid Cap)

	MERGING PORTFOLIOS			SURVIVING PORTFOLIO
Investment Adviser/ Subadviser	Investment Adviser: Neuberger Berman Management LLC Subadviser: Neuberger Berman LLC	Investment Adviser: Neuberger Berman Management LLC Subadviser: Neuberger Berman LLC	Investment Adviser: Neuberger Berman Management LLC Subadviser: Neuberger Berman LLC	Investment Adviser: Neuberger Berman Management LLC Subadviser: Neuberger Berman LLC
Portfolio Managers	Kenneth J. Turek Thomas Sontag Michael Foster	Kenneth J. Turek	David H. Burshtan	Kenneth J. Turek

Comparison of Fundamental Investment Limitations and Non-Fundamental Policies
The fundamental investment limitations for each Portfolio are the same.  The table below summarizes the Portfolios’ fundamental investment limitations and non-fundamental policies. The fundamental investment limitations of each Portfolio may not be changed without a vote of the majority of the outstanding securities of the Portfolio.  The Portfolios’ investment limitations and policies may be found in their combined Statement of Additional Information (“SAI”).  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction.

In addition to the policies noted below,  the Surviving Portfolio has a non-fundamental policy that it shall normally invest at least 80% of its net assets, plus 80% of any borrowings for investment purposes, in mid-capitalization companies.  The Surviving Portfolio will not alter this policy without providing at least 60 days’ prior notice to shareholders.  The Small Cap Growth Portfolio, one of the Merging Portfolios, has a non-fundamental policy that it shall normally invest at least 80% of its net assets, plus 80% of any borrowings for investment purposes, in small-capitalization companies.  The Small Cap Growth Portfolio will not alter this policy without providing at least 60 days’ prior notice to shareholders.

Investment Restriction	All Portfolios
FUNDAMENTAL LIMITATIONS
Borrowing
Each Fund may not borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings).  If at any time borrowings exceed 33-1/3% of the value of a Fund’s total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary

Investment Restriction	All Portfolios
to comply with the 33-1/3% limitation.
Commodities
Each Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options (including options on futures and foreign currencies and forward contracts but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

Concentration
Each Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to purchases of (i) securities issued or guaranteed by the U.S. Government and Agency Securities, or (ii) investments by all Funds in certificates of deposit or bankers’ acceptances issued by domestic branches of U.S. banks.

Lending
Each Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

Real Estate
Each Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein, or instruments secured by real estate or interests therein.

Senior Securities	Each Fund may not issue senior securities, except as permitted under the 1940 Act.
Underwriting
Each Fund may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).

Investment through a Master/Feeder Structure
Notwithstanding any other investment policy, each Fund may invest all of its net investable assets (cash, securities and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund. Currently, the Funds do not utilize this policy. Rather, each Fund invests directly in securities.

Investment Restriction	All Portfolios
NON-FUNDAMENTAL POLICIES
Borrowing	Each Fund may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.
Lending	Except for the purchase of debt securities and engaging in repurchase agreements, each Fund may not make any loans other than securities loans.
Margin Transactions
Each Fund may not purchase securities on margin from brokers or other lenders except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. For all Funds, margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

Illiquid Securities
Each Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Generally, illiquid securities include securities that cannot be expected to be sold or disposed of within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

Investments in Any One Issuer
At the close of each quarter of the Fund’s taxable year, (i) no more than 25% of the value of its total assets will be invested in the securities of a single issuer, and (ii) with regard to 50% of its total assets, no more than 5% of the value of its total assets will be invested in the securities of a single issuer. These limitations do not apply to U.S. government securities, as defined for federal tax purposes, or securities of another “regulated investment company” (as defined in section 851(a) of the Internal Revenue Code of 1986, as amended (“Code”)) (“RIC”).

Foreign Securities
The Funds may not invest more than 10% (20% in case of Mid Cap Growth Portfolio) of the value of their total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars, including American Depositary Receipts (“ADRs”).

Comparison of Principal Risks
The principal risks of investing in the Surviving Portfolio and each Merging Portfolio are listed in the chart below and summarized in the text following the chart.  The Portfolios are subject to substantially similar risks in most cases and the Balanced Portfolio is subject to additional risks that are not principal risks of the other Portfolios. Historically, most of each Portfolios’ performance has depended on what happened in the markets. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that a Portfolio will achieve its goal. A Portfolio may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.

Risk	Balanced	Growth	Small Cap Growth	Mid Cap Growth
Market Volatility	X	X	X	X
Issuer Specific Risk	X	X	X	X
Mid-Cap Stock Risk	X	X		X
Small and Mid-Cap Stock Risk			X
Growth Stock Risk	X	X	X	X
Sector Risk	X	X	X	X
Foreign Exposure Risk	X	X		X
Risk Management Risk	X	X	X	X
Redemption Risk	X	X	X	X
Recent Market Conditions	X	X	X	X
Risk of Increase in Expenses	X	X	X	X
High Portfolio Turnover			X
Interest Rate Risk	X
Prepayment and Extension Risk	X
Call Risk	X
Credit Risk	X
US Government Securities Risk	X
Lower-Rated Debt Securities Risk	X
Restricted Securities Risk	X
Illiquid Investments Risk	X

The Portfolios are each subject to the following primary risks (unless noted otherwise):
Market Volatility. Markets may be volatile and values of individual securities and other investments may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
Issuer-Specific Risk. An individual security or particular type of security may be more volatile, and may perform differently, than the market as a whole.

Mid-Cap Stock Risk (All Portfolios except Small Cap Growth Portfolio). At times, mid-cap companies may be out of favor with investors. Compared to larger companies, mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The stocks of mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.
Small- and Mid-Cap Stock Risk (Small Cap Growth Portfolio). At times, small- and mid-cap companies may be out of favor with investors. Compared to larger companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. To the extent the Fund holds stocks of mid-cap companies, the Fund will be subject to their risks.
Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions may adversely affect growth stocks across several sectors and industries simultaneously.
Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Foreign Exposure Risk (All Portfolios except Small Cap Growth Portfolio). Securities issued by U.S. entities with substantial foreign operations may involve additional risks relating to political, economic, or regulatory conditions in foreign countries.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.
Recent Market Conditions. The financial crisis that started in 2008 continues to affect the U.S. and many foreign economies. The crisis and its after-effects have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.
Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”
High Portfolio Turnover (Small Cap Growth Portfolio). The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs and may adversely affect the Fund’s performance.
Interest Rate Risk (Balanced Portfolio). In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.
Prepayment and Extension Risk (Balanced Portfolio). The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before or after the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and increase the potential for price declines.
Call Risk (Balanced Portfolio). When interest rates are low, issuers will often repay the obligation underlying a “callable security” early, in which case the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Credit Risk (Balanced Portfolio). Credit risk is the risk that issuers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.
U.S. Government Securities Risk (Balanced Portfolio). Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.
Lower-Rated Debt Securities Risk (Balanced Portfolio). Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.
Restricted Securities Risk (Balanced Portfolio). Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid, and the Fund may be unable to sell them at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for restricted securities. In addition, the Fund may get only limited information about the issuer of a restricted security.
Illiquid Investments Risk (Balanced Portfolio). Illiquid investments may be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them.
Comparison of Fees and Expenses
The following tables show the fees and expenses of each class of shares of the Merging Portfolios and the Surviving Portfolio and the pro forma fees and expenses of each class of shares of the Surviving Portfolio after giving effect to each proposed Reorganization.  Expenses for each Portfolio are based on the operating expenses incurred by each class of their shares for the twelve-month period ended December 31, 2014.  The pro forma of each class of shares of the Surviving Portfolio assumes that all three Reorganizations take place as expected, that the Surviving Portfolios net assets are approximately equal to the combined net assets of the Portfolios as they currently stand, and that the Reorganizations had been in effect for the same period.
Shareholder Fees (fees paid directly from your investment)
	Balanced	Mid Cap Growth		Mid Cap Growth After Reorganization (pro forma)
	Class I	Class I	Class S	Class I	Class S
Annual Fund Operating Expenses
Management fees	0.85	0.85	0.85	0.85	0.85
Distribution (12b-1 fees)	None	None	0.25	None	0.25
Other expenses	1.20	0.15	0.15[1]	0.13	0.13
Total annual operating expenses	2.05	1.00	1.25	0.98	1.23
Fee Waiver and/or expense reimbursement	0.20
Total annual operating expenses after fee waiver and/or expense reimbursement	1.85[2]
1 NBM has contractually undertaken to waive and/or reimburse certain fees and expenses of Class S so that total annual operating expenses (excluding interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses related to short sales, acquired fund fees and expenses and extraordinary expenses, if any) are limited to 1.25% of average net asset value. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years. This undertaking lasts until 12/31/2018 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class S will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment  does not cause annual operating expenses to exceed 1.25% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.
2 NBM has contractually undertaken to waive and/or reimburse certain fees and expenses of Class I so that total annual operating expenses (excluding the compensation of NBM, interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any) are limited to 1.00% of average net asset value. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years. This undertaking lasts until 12/31/2018 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class I will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.00% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

	Growth	Mid Cap Growth		Mid Cap Growth After Reorganization (pro forma)
	Class I	Class I	Class S	Class I	Class S
Annual Fund Operating Expenses
Management fees	0.85	0.85	0.85	0.85	0.85
Distribution (12b-1 fees)	None	None	0.25	None	0.25
Other expenses	1.47	0.15	0.15[1]	0.13	0.13
Total annual operating expenses	2.32	1.00	1.25	0.98	1.23
Fee Waiver and/or expense reimbursement	0.47
Total annual operating expenses after fee waiver and/or expense reimbursement	1.85[2]
1 NBM has contractually undertaken to waive and/or reimburse certain fees and expenses of Class S so that total annual operating expenses (excluding interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses related to short sales, acquired fund fees and expenses and extraordinary expenses, if any) are limited to 1.25% of average net asset value. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years. This undertaking lasts until 12/31/2018 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class S will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment  does not cause annual operating expenses to exceed 1.25% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.
2 NBM has contractually undertaken to waive and/or reimburse certain fees and expenses of Class I so that total annual operating expenses (excluding the compensation of NBM, interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any) are limited to 1.00% of average net asset value. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years. This undertaking lasts until 12/31/2018 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class I will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.00% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

	Small Cap Growth	Mid Cap Growth		Mid Cap Growth After Reorganization (pro forma)
	Class S	Class I	Class S	Class I	Class S
Annual Fund Operating Expenses
Management fees	1.15	0.85	0.85	0.85	0.85
Distribution (12b-1 fees)	0.25	None	0.25	None	0.25
Other expenses	0.68	0.15	0.15[1]	0.13	0.13
Total annual operating expenses	2.08	1.00	1.25	0.98	1.23
Fee Waiver and/or expense reimbursement	0.67
Total annual operating expenses after fee waiver and/or expense reimbursement	1.41[2]
1 NBM has contractually undertaken to waive and/or reimburse certain fees and expenses of Class S so that total annual operating expenses (excluding interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses related to short sales, acquired fund fees and expenses and extraordinary expenses, if any) are limited to 1.25% of average net asset value. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years. This undertaking lasts until 12/31/2018 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class S will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment  does not cause annual operating expenses to exceed 1.25% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.
2 NBM has contractually undertaken to waive and/or reimburse certain fees and expenses of Class S so that total annual operating expenses (excluding interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any) are limited to 1.40% of average net asset value. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years. This undertaking lasts until 12/31/2018 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class S will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.40% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

	Balanced	Growth	Small Cap Growth	Mid Cap Growth		Mid Cap Growth Assuming Consummation of All Three Reorganizations (pro forma)
	Class I	Class I	Class S	Class I	Class S	Class I	Class S
Annual Fund Operating Expenses
Management fees	0.85	0.85	1.15	0.85	0.85	0.85	0.85
Distribution (12b-1 fees)	None	None	0.25	None	0.25	None	0.25
Other expenses	1.20	1.47	0.68	0.15	0.15	0.12	0.12
Total annual operating expenses	2.05	2.32	2.08	1.00	1.25[1]	0.97	1.22
Fee Waiver and/or expense reimbursement	0.20	0.47	0.67
Total annual operating expenses after fee waiver and/or expense reimbursement	1.85[2]	1.85[3]	1.41[4]
1 NBM has contractually undertaken to waive and/or reimburse certain fees and expenses of Class S so that total annual operating expenses (excluding interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses related to short sales, acquired fund fees and expenses and extraordinary expenses, if any) are limited to 1.25% of average net asset value. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years. This undertaking lasts until 12/31/2018 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class S will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment  does not cause annual operating expenses to exceed 1.25% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.
2 NBM has contractually undertaken to waive and/or reimburse certain fees and expenses of Class I so that total annual operating expenses (excluding the compensation of NBM, interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any) are limited to 1.00% of average net asset value. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years. This undertaking lasts until 12/31/2018 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class I will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.00% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.
3 NBM has contractually undertaken to waive and/or reimburse certain fees and expenses of Class I so that total annual operating expenses (excluding the compensation of NBM, interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any) are limited to 1.00% of average net asset value. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years. This undertaking lasts until 12/31/2018 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class I will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.00% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.
4 NBM has contractually undertaken to waive and/or reimburse certain fees and expenses of Class S so that total annual operating expenses (excluding interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any) are limited to 1.40% of average net asset value. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years. This undertaking lasts until 12/31/2018 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class S will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.40% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

Example of Portfolio Expenses
This example can help you compare costs between each Merging Portfolio and the Surviving Portfolio and the pro forma costs for the Surviving Portfolio after giving effect to the Reorganization.  The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Portfolios’ expenses were those in the table above.  Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.  These examples do not take into account any fees or expenses that your insurance company or other financial intermediary may impose.

Pro Forma After Reorganization of Balanced Into Mid Cap Growth

Year 1
	Balanced	Mid Cap Growth	Mid Cap Growth (pro forma)
Class I	$188	$102	$100
Class S	-	$127	$125

Year 3
	Balanced	Mid Cap Growth	Mid Cap Growth (pro forma)
Class I	$582	$318	$312
Class S	-	$397	$390

Year 5
	Balanced	Mid Cap Growth	Mid Cap Growth (pro forma)
Class I	$1,045	$552	$542
Class S	-	$686	$676

Year 10
	Balanced	Mid Cap Growth	Mid Cap Growth (pro forma)
Class I	$2,328	$1,225	$1201
Class S	-	$1,511	$1489

Pro Forma After Reorganization of Growth Into Mid Cap Growth

Year 1
	Growth	Mid Cap Growth	Mid Cap Growth (pro forma)
Class I	$188	$102	$100
Class S	-	$127	$125

Year 3
	Growth	Mid Cap Growth	Mid Cap Growth (pro forma)
Class I	$582	$318	$312
Class S	-	$397	$390

Year 5
	Growth	Mid Cap Growth	Mid Cap Growth (pro forma)
Class I	$1,105	$552	$542
Class S	-	$686	$676

Year 10
	Growth	Mid Cap Growth	Mid Cap Growth (pro forma)
Class I	$2,540	$1,225	$1201
Class S	-	$1,511	$1489

Pro Forma After Reorganization of Small Cap Growth Into Mid Cap Growth

Year 1
	Small Cap Growth	Mid Cap Growth	Mid Cap Growth (pro forma)
Class I	-	$102	$100
Class S	$144	$127	$125

Year 3
	Small Cap Growth	Mid Cap Growth	Mid Cap Growth (pro forma)
Class I	-	$318	$312
Class S	$446	$397	$390

Year 5
	Small Cap Growth	Mid Cap Growth	Mid Cap Growth (pro forma)
Class I	-	$552	$542
Class S	$922	$686	$676

Year 10
	Small Cap Growth	Mid Cap Growth	Mid Cap Growth (pro forma)
Class I	-	$1,225	$1201
Class S	$2,239	$1,511	$1489

Pro Forma Assuming Consummation of All Three Reorganizations

Year 1
	Balanced	Growth	Small Cap Growth	Mid Cap Growth	Mid Cap Growth (pro forma)
Class I	$188	$188	-	$102	$99
Class S	-	-	$144	$127	$124

Year 3
	Balanced	Growth	Small Cap Growth	Mid Cap Growth	Mid Cap Growth (pro forma)
Class I	$582	$582	-	$318	$309
Class S	-	-	$446	$397	$387

Year 5
	Balanced	Growth	Small Cap Growth	Mid Cap Growth	Mid Cap Growth (pro forma)
Class I	$1,045	$1,105	-	$552	$536
Class S	-	-	$922	$686	$670

Year 10
	Balanced	Growth	Small Cap Growth	Mid Cap Growth	Mid Cap Growth (pro forma)
Class I	$2,328	$2,540	-	$1,225	$1190
Class S	-	-	$2,239	$1,511	$1477

Comparative Performance Information

The bar chart and table for each Portfolio below provide an indication of the risks of investing in the Portfolios. Each bar chart shows how a Portfolio’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index and an additional index. The performance information does not reflect variable contract or qualified plan fees and expenses. If such fees and expenses were reflected, returns would be less than those shown. Please refer to the prospectus for your variable contract or your qualified plan documentation for information on their separate fees and expenses. Past performance is not a prediction of future results.

Balanced - Class I
YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*

Best quarter: Q2 '09, 11.79% Worst quarter: Q4 '08, -24.05%
AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/14*
	1 Year	5 Years	10 Years
Balanced Portfolio (Class I)	4.18	9.77	5.19
Barclays 1-3 Year U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)	0.77	1.41	2.85
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	11.90	16.94	9.43
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	13.22	17.19	9.56
*	Returns would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

Growth - Class I
YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*

Best quarter: Q1 '12, 14.97% Worst quarter: Q4 '08, -25.65%
AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/14*
	1 Year	5 Years	10 Years
Growth Portfolio (Class I)	6.89	15.77	9.26
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	11.90	16.94	9.43
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	13.22	17.19	9.56
*	Returns would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

Mid Cap Growth - Class I
YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*

Best quarter: Q1 '12, 14.85% Worst quarter: Q4 '08, -25.42%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/14*
	1 Year	5 Years	10 Years
Mid Cap Growth Portfolio (Class I)	7.58	15.78	9.50
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	11.90	16.94	9.43
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	13.22	17.19	9.56
*	Returns would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

Mid Cap Growth - Class S
YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*

Best quarter: Q1 '12, 14.77% Worst quarter: Q4 '08, -25.47%
AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/14*
	1 Year	5 Years	10 Years
Mid Cap Growth Portfolio (Class S)	7.31	15.49	9.23
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	11.90	16.94	9.43
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	13.22	17.19	9.56
*	Returns would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

Small Cap Growth - Class S
YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*

Best quarter: Q2 '09, 16.15% Worst quarter: Q4 '08, -26.74%
AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/14*
	1 Year	5 Years	10 Years
Small Cap Growth Portfolio (Class S)	3.47	14.21	4.63
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	5.60	16.80	8.54
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	4.89	15.55	7.77
*	Returns would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

Descriptions of Indices

The Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index of government and credit securities with maturities between 1 and 3 years (including U.S. Treasuries, U.S. government agencies, and corporate, sovereign, supranational and taxable municipal bonds). All bonds in the index must be rated investment grade by at least two of the following rating agencies: Standard & Poor’s, Moody’s Investors Services, Inc., and Fitch Inc.

The Russell 2000® Growth Index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap growth segment of the U.S. equity market. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

The Russell 2000® Index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000 Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

The Russell Midcap® Growth Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

The Russell Midcap® Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The index is rebalanced annually in June.
Capitalization

The following table sets forth the capitalization of each Merging Portfolio and the Surviving Portfolio as of December 31, 2014 and of the Surviving Portfolio on a pro forma combined basis as of that date, giving effect to each Reorganization.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Balanced – Class I	14,072,499	12.92	1,088,972
Mid Cap Growth - Class I	69,620,086	24.50	2,841,357
Mid Cap Growth After Reorganization (pro forma) – Class I	83,692,585	24.50	3,415,688

Growth – Class I	7,940,871	29.47	269,485
Mid Cap Growth - Class I	69,620,086	24.50	2,841,357
Mid Cap Growth After Reorganization (pro forma) – Class I	77,560,957	24.50	3,165,442

Small Cap Growth - Class S	17,007,250	17.93	948,556
Mid Cap Growth - Class S	149,335,745	23.20	6,436,609
Mid Cap Growth After Reorganization (pro forma) – Class S	166,342,995	23.20	7,169,649

Mid Cap Growth Assuming Consummation of All Three Reorganizations (pro forma) – Class I	91,633,456	24.50	3,739,773
Mid Cap Growth Assuming Consummation of All Three Reorganizations (pro forma) – Class S	166,342,995	23.20	7,169,649

Information Regarding the Plan of Reorganization and Dissolution
The terms and conditions under which each Reorganization will be consummated are set forth in the Plan, a copy of the form of which is attached as Appendix A to this Information Statement.  Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan itself.
The Plan provides for each Reorganization to occur on or about  November 6, 2015.  The Plan provides that pursuant to each Reorganization, all of the assets of a Merging Portfolio will be transferred to the Surviving Portfolio at the close of business (or other time  determined by the Trust) on the Effective Date  (the “Effective Time”).  In exchange for  that transfer of  assets, the Surviving Portfolio will simultaneously (a) issue to the Merging Portfolio a number of full and fractional Surviving Portfolio shares, by class, equal in value to the aggregate NAV of the Merging Portfolio outstanding at the Effective Time and (b) assume all of the liabilities of the Merging Portfolio.
Following that exchange, the Merging Portfolio will distribute all of the Surviving Portfolio shares pro rata to its shareholders of record (i.e., one or more Separate Accounts) at the Effective Time (each, a “Shareholder”), by class, in complete liquidation of the Merging Portfolio.   That distribution will be accomplished by the Trust’s transfer agent’s opening accounts on the Surviving Portfolio’s share transfer books  in the names of the Shareholders (other than Shareholders that already have the Surviving Portfolio share accounts) and transferring those Surviving Portfolio shares to those newly opened and existing accounts.  Pursuant to that transfer, each Shareholder’s account will be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Surviving Portfolio shares due to that Shareholder.   The account for each Shareholder that holds any Merging Portfolio Class I shares will be credited with the respective pro rata number of the Surviving Portfolio Class I shares due that Shareholder and the account for each Shareholder that holds any Merging Portfolio Class S shares will be credited with the respective pro rata number of the Surviving Portfolio Class S shares due that Shareholder.  The aggregate NAV of the Surviving Portfolio shares to be so credited to each Shareholder’s account will equal the aggregate NAV of the Merging Portfolio shares that Shareholder owned at the Effective Time.  All outstanding shares of each Merging Portfolio, including any represented by certificates, will simultaneously be canceled on the Merging Portfolio’s share transfer books.  The Surviving Portfolio will not issue certificates representing the Surviving Portfolio shares issued in connection with any Reorganization.
After the Effective Time, each Merging Portfolio will not conduct any business except in connection with its dissolution.  As soon as reasonably practicable after distribution of the Surviving Portfolio shares described above, but in all events within six months after the Effective Time, each Merging Portfolio will be terminated as a series of the Trust and any further actions will be taken in connection therewith as required by applicable law.
The Plan may be terminated or delayed, and any Reorganization may be abandoned or postponed  by the Board  at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Portfolio to each Reorganization.  The completion of each Reorganization also is subject to various conditions, including completion of all filings with, and receipt of any necessary approvals from, the SEC, delivery of a legal opinion regarding the federal tax consequences of the Reorganization and other customary corporate and securities matters.  Subject to the satisfaction of those conditions, each respective Reorganization will take place at the Effective Time. Each Reorganization is independent of the others, and the Reorganization of any Merging Portfolio may proceed even if the Reorganization of one or both of the other Merging Portfolios is postponed or cancelled.
No sales charges will be imposed by any Portfolio in connection with the receipt of the Surviving Portfolio shares by shareholders of a Merging Portfolio.
As provided in the Plan, expenses solely and directly related to each Reorganization (as determined in accordance with guidelines set by the Internal Revenue Service) will be paid by NBM, the investment manager of each Portfolio, though Surviving Portfolio will pay any fees payable to governmental authorities for the registration or qualification of the Surviving Portfolio shares distributable to Merging Portfolio shareholders pursuant to each Reorganization and all related transfer agency costs.
Reasons for the Reorganizations
The Board met on June 24, 2015 to consider information in connection with the Reorganizations.  In determining whether to approve each Reorganization and the Plan, the Board, including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into and considered a number of matters, including:  (1) the terms and conditions of the Reorganization; (2) the compatibility of the investment programs of each Merging Portfolio and the Surviving Portfolio; (3) the expense ratios of each Portfolio on a comparative basis and projected pro forma estimated expense ratios; (4) the relative historical performance record of the Portfolios; (5) the historical asset levels of each Merging Portfolio and its prospects for future growth; (6) the continuity of advisory and portfolio management, distribution and shareholder services provided by the Reorganization; (7) that NBM will  bear costs of the Reorganization and the Surviving Portfolio will pay any fees payable to governmental authorities for the registration or qualification of the Surviving Portfolio shares distributable to the Merging Portfolio’s shareholders pursuant to the Reorganization and related transfer agency costs; (8) the benefits to NBM as a result of the Reorganization; and (9) the non-recognition of any gain or loss for federal income tax purposes to each Merging Portfolio or its shareholders as a result of the Reorganization.  The Board did not assign specific weights to any or all of these factors, but it did consider all of them in determining, in its business judgment, to approve the Reorganization and Plan.
At the meetings, representatives of NBM discussed the rationale for the Reorganizations.  NBM’s representatives explained that the Reorganization of each Merging Portfolio would eliminate the smaller investment options that are less viable than other portfolios in the complex, reduce redundancy in the investment strategies offered by the Neuberger Berman variable insurance portfolios and create one product with meaningful assets under management, lower expenses and a more viable long-term future. NBM’s representatives also noted that each Merging Portfolio and the Surviving Portfolio have substantially similar investment objectives, but employ different investment strategies and policies to meet those objectives.
NBM’s representatives noted that the Surviving Portfolio is operating below its contractual expense cap and its annual operating expenses (“Net Expenses”) are lower than each Merging Portfolio’s Net Expenses after fee waiver and/or expense reimbursement. The Surviving Portfolio has identical contractual expense caps as Balanced Portfolio and Growth Portfolio, and lower contractual expense caps than Small Cap Growth Portfolio, and NBM has agreed to maintain the Surviving Portfolio’s contractual expense caps until December 31, 2018.
NBM explained that alternatives to the Reorganizations were considered, including liquidating and terminating the Merging Portfolios, but that it was determined that the more beneficial course of action for shareholders would be to merge the Merging Portfolios.
NBM then reviewed with the Board the terms and conditions of the Plan, noting that the Reorganizations were expected to be tax-free to each Merging Portfolio and its shareholders.  NBM noted that the interests of the shareholders would not be diluted by the Reorganizations because they would be effected on the basis of each Merging Portfolio’s NAV.  NBM further noted that the Plan provides that NBM will pay the costs associated with each Reorganization  though the Surviving Portfolio will pay any fees owed to governmental authorities for the registration or qualification of the Surviving Portfolio shares distributable to the Merging Portfolio shareholders and all related transfer agency costs.  They then recommended that the Board approve each Reorganization.
Article X, Section 5 permits the Board to reorganize portfolios without shareholder approval so long as the Board provides written notice to affected shareholders of any such transaction.
In reaching the decision to approve each Reorganization and the Plan, the Board, including the Independent Trustees, concluded that the participation of each Merging Portfolio in the Reorganizations would be in the best interests of the Merging Portfolio and that the interests of the shareholders of the Merging Portfolio would not be diluted as a result of the Reorganization.  The Board’s conclusion was based on a number of factors, including those discussed above under the section of this Information Statement entitled “Considerations Regarding the Reorganizations.”
On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, voted unanimously to approve each Reorganization and the Plan.
Description of the Securities to be Issued
The shareholders of each Merging Portfolio will receive Class I or Class S shares of the Surviving Portfolio in accordance with the procedures provided for in the Plan.  All such shares will be fully paid and non-assessable by the Surviving Portfolio when issued and will have no preemptive or conversion rights.
The Surviving Portfolio is registered with the SEC as an open-end management investment company, and its Trustees are authorized to issue an unlimited number of shares of beneficial interest.  Shares of the Surviving Portfolio represent equal proportionate interests in its assets and have identical voting, dividend, redemption, liquidation, and other rights.
The Board of Trustees of the Surviving Portfolio does not intend to hold annual meetings of shareholders of the Surviving Portfolio.  It will call special meetings of the shareholders of the Portfolio only if required under the 1940 Act or in their discretion or upon the written request of holders of 25% or more of the outstanding shares of the Portfolio entitled to vote.

Federal Income Tax Considerations
Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) (1) (D) of the Code.
As a condition to consummation of each Reorganization, the Trust will receive an opinion of K&L Gates LLP, its counsel (“Opinion”), substantially to the effect that, based on the facts and assumptions stated therein and conditioned on certain representations of the Trust being true and complete at the Effective Time and the Reorganization’s being completed in accordance with the Plan (without the waiver or modification of any terms or conditions of the Plan and without taking into account any amendment thereof that such counsel has not approved) -- with respect to each Reorganization, for federal income tax purposes:
(1)
The Merging Portfolio’s transfer of its assets to the Surviving Portfolio in exchange solely for the Surviving Portfolio’s shares (“Surviving Portfolio Shares”) and its assumption of the Merging Portfolio’s liabilities, followed by the Merging Portfolio’s distribution of those shares pro rata to its shareholders actually or constructively in exchange for their Merging Portfolio shares and in complete liquidation of the Merging Portfolio, will qualify as a “reorganization” (as defined in section 368(a)(1)(D) of the Code), and each Portfolio will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(2)
Each Merging Portfolio will recognize no gain or loss on the transfer of its assets to the Surviving Portfolio in exchange solely for Surviving Portfolio shares and Surviving Portfolio’s assumption of each Merging Portfolio’s liabilities or on the subsequent distribution of those shares to the Merging Portfolio shareholders in exchange for their Merging Portfolio shares;

(3)
The Surviving Portfolio will recognize no gain or loss on its receipt of each Merging Portfolio’s assets in exchange solely for Surviving Portfolio shares and Surviving Portfolio’s assumption of each Merging Portfolio’s liabilities;

(4)
The Surviving Portfolio’s basis in each asset it acquires from each Merging Portfolio will be the same as each Merging Portfolio’s basis therein immediately before its respective Reorganization, and Surviving Portfolio’s holding period for each such asset will include the Merging Portfolio’s holding period therefor (except where Surviving Portfolio’s investment activities have the effect of reducing or eliminating an asset’s holding period);

(5)	A Merging Portfolio shareholder will recognize no gain or loss on the exchange of all its Merging Portfolio shares solely for Surviving Portfolio shares pursuant to the Reorganization; and

(6)
A Merging Portfolio shareholder’s aggregate basis in the Surviving Portfolio shares it receives in the Reorganization will be the same as the aggregate basis in its Merging Portfolio shares it actually or constructively surrenders in exchange for those Surviving Portfolio shares, and its holding period for those Surviving Portfolio shares will include, in each instance, its holding period for those Merging Portfolio shares, provided the shareholder holds them as capital assets at the Effective Time.

Notwithstanding clauses (2) and (4), the Opinion may state that no opinion is expressed as to the effect of any Reorganization on either participating Portfolio or any shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the dissolution or transfer thereof) under a mark-to-market system of accounting. On or before the Effective Date, each Merging Portfolio will distribute substantially all of its undistributed net investment income, net capital gain, net short-term capital gain and net gains from foreign currency transactions, if any, in order to continue to maintain its tax status as a regulated investment company.

The foregoing description of the federal income tax consequences of the Reorganizations is limited and general in nature, and it does not take into account the particular circumstances of any shareholder or contractholder.  Contractholders are therefore urged to consult their tax advisers as to the specific consequences to them of the Reorganizations, in light of their individual circumstances, including the applicability and effect of state, local, foreign and other tax consequences, if any, of the Reorganizations.

OTHER INFORMATION
Investment Adviser, Subadviser, and Portfolio Managers
NBM, located at 605 Third Avenue, 2nd Floor, New York, NY 10158, serves as investment adviser and administrator for the Surviving Portfolio.  Neuberger Berman LLC, located at 605 Third Avenue, 2nd Floor, New York, NY 10158, serves as sub-adviser to provide investment recommendations, research and related services to the Surviving Portfolio. NBM manages, supervises and conducts the business and administrative affairs of the Portfolio and other NBM Portfolios with net assets totaling approximately $251 billion as of June 30, 2015.  Pursuant to an Investment Advisory Agreement, the Surviving Portfolio pays NBM an advisory fee as described below.

The contractual advisory fee rate for the Surviving Portfolio is 0.55% of the first $250 million of the Fund’s average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

With respect to the Surviving Portfolio, NBM has contractually undertaken to waive and/or reimburse certain fees and expenses of Class I and Class S so that total annual operating expenses (excluding the compensation of NB Management with respect to Class I; and excluding interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses related to short sales, acquired fund fees and expenses and extraordinary expenses, if any, with respect to Class I and Class S) of each class are limited to 1.00% and 1.25% of average net asset value, respectively. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years. Each of these undertakings lasts until 12/31/2018 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class I and Class S will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.00% and 1.25% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense. Further information regarding waivers and expenses is available in the Portfolios’ Prospectus.

Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the Surviving Portfolio and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed.  A discussion regarding the basis for the Surviving Portfolio’s Board’s approval of the Investment Advisory Agreement is available in the Annual Report to Shareholders for the period ended December 31, 2014.

The following individuals serve as portfolio manager(s) for the Portfolios as noted:

Thomas Sontag (Balanced) is a Managing Director of Neuberger Berman Management LLC, Neuberger Berman, LLC and Neuberger Berman Fixed Income LLC. He has been a Portfolio Manager of the Fund since 2006 and has managed portfolios for Neuberger Berman Fixed Income LLC since 2004.

Kenneth J. Turek (Balanced, Growth, and Mid Cap Growth) is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman, LLC. Mr. Turek has been a Portfolio Manager of the Fund since 2003.

Michael Foster (Balanced) is a Senior Vice President of Neuberger Berman Management LLC, Neuberger Berman, LLC, and Neuberger Berman Fixed Income LLC. He has been a Portfolio Manager of the Fund since 2008. Mr. Foster has been a portfolio manager at Neuberger Berman Fixed Income LLC since 2004.

Richard Grau (Balanced) is a Senior Vice President of Neuberger Berman Management LLC, Neuberger Berman, LLC, Neuberger Berman Fixed Income LLC. He has been a Portfolio Manager of the Fund since 2008. Mr. Grau has been a portfolio manager at Neuberger Berman Fixed Income LLC since 2004.

David H. Burshtan (Small Cap Growth) is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Burshtan has been Portfolio Manager of the Fund since 2008.

Legal Matters
The legal counsel to  the Trust is K&L Gates LLP, located at 1601 K Street, N.W., Washington, DC 20006-1682.
Control Persons
To the knowledge of the Portfolios, the following persons are the only persons who owned of record or beneficially 5% or more of the outstanding shares of each class of each Portfolio as of [_____], 2015.  Except where indicated with an asterisk, the owners listed are record owners.

Portfolio	Control Person Name and Address	Percentage of Shares Held
Balanced Portfolio - Class I	[ ]	[ %]
Growth Portfolio - Class I
Mid Cap Growth Portfolio - Class I	[ ]	[ %]
Mid Cap Growth Portfolio - Class S	[ ]	[ %]
Small Cap Growth Portfolio - Class S	[ ]	[ %]

As of [______], 2015, the trustees and officers of the Trust as a group beneficially owned less than 1% of the shares of each class of each Portfolio.
Experts
The audited financial statements of each Portfolio, incorporated by reference in the SAI, have been audited by Ernst & Young LLP, the Portfolio’s independent registered public accounting firm, as experts in accounting and auditing, to the extent indicated in its reports thereon which are included in the Annual Report to shareholders of Neuberger Berman Advisers Management Trust for the fiscal year ended December 31, 2014.

Additional Information
For additional information regarding your investment in the Portfolios (and the other Portfolios in the Neuberger Berman Family of Portfolios), including: (1) purchase, exchange and redemption information; (2) valuation of Portfolio shares; (3) account and transaction policies; and (4) information regarding dividends, capital gain distributions and taxes, please see Appendix B.  Additionally, the Prospectus and SAI of each Merging Portfolio dated May 1, 2015, as amended, are on file with the SEC and are incorporated by reference into this Information Statement.  Reports and other information about each Merging Portfolio are available on the EDGAR Database at the SEC’s website, sec.gov.  You may also inspect and copy information (at prescribed rates) filed by the Surviving Portfolio at the SEC’s Public Reference Room in Washington, DC.
Current copies of the Prospectus and SAI for each Merging Portfolio are available without charge by contacting your insurance provider or writing to Neuberger Berman Management LLC, 605 Third Avenue 2nd Floor, New York, NY 10158-0180, or by calling toll-free 800-877-9700 or 800-366-6264.  The Prospectus also is available on NBM’s web site, www.nb.com.
FINANCIAL HIGHLIGHTS
The Surviving Portfolio
For a table of the financial highlights of the Surviving Portfolio and each Merging Portfolio included in the Portfolios’ Annual Report for the period ended December 31, 2014 (audited), see “Financial Highlights” in Appendix  C. This information is derived from and should be read in conjunction with the financial statements of the Surviving Portfolio and each Merging Portfolio and notes thereto, included in the Portfolios’ Annual Report for the period ended December 31, 2014, which is incorporated by reference into the SAI together with the report of the independent registered certified public accounting firm, Ernst & Young LLP, thereon.

APPENDIX A
PLAN OF REORGANIZATION AND DISSOLUTION
THIS PLAN OF REORGANIZATION AND DISSOLUTION (“Plan”) is adopted by NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST, a Delaware statutory trust (“Trust”), on behalf of Balanced Portfolio, Growth Portfolio, and Small Cap Growth Portfolio (each, a “Target”), and Mid Cap Growth Portfolio (“Acquiring Fund”), each a segregated portfolio of assets (“series”) thereof. (Acquiring Fund and each Target is sometimes referred to herein as a “Fund.”)  Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, actions, and obligations (collectively, “Obligations”) of and by each Fund contained herein shall be deemed to be Obligations of, and all rights and benefits created hereunder in favor of each Fund shall inure to and be enforceable by, the Trust acting on its behalf, and (2) in no event shall any other series of the Trust or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or the Trust of its Obligations set forth herein.
The Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, (2) is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company, which registration is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A.  Each Fund is a duly established and designated series thereof.  Before January 1, 1997, the Trust “claimed” classification for federal tax purposes as an association taxable as a corporation, and it has never elected otherwise.
The Trust sells voting shares of beneficial interest in the Funds (“shares”) to separate accounts of participating insurance companies (each, an “Insurance Company”), which qualify as “segregated asset accounts” for federal tax purposes (“Separate Accounts”), so that the Funds may serve as investment options under variable life insurance policies and variable annuity contracts issued by the Insurance Companies (collectively, “Contracts”).  Shares of the Funds are also offered to certain qualified pension and retirement plans.  Under applicable law, the assets of all the Separate Accounts (i.e., the shares in the Funds) are the property of the respective Insurance Companies, which are the owners of record of those shares, and are held for the benefit of the Contract holders.  Individual investors may not purchase shares of the Funds directly from the Trust.
The Trust wishes to effect three separate reorganizations, each described in section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Plan to be, and adopts it as, a “plan of reorganization” (within the meaning of the regulations under section 368(a) (“Regulations”)).  Each reorganization will consist of (1) the transfer of all of a Target’s assets to Acquiring Fund in exchange solely for shares in Acquiring Fund and Acquiring Fund’s assumption of all of that Target’s liabilities, (2) the distribution of those shares pro rata to that Target’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) that Target’s termination as a series of the Trust and dissolution under Delaware law (all the foregoing transactions involving each Target and Acquiring Fund being referred to herein collectively as a “Reorganization”), all on the terms and conditions set forth herein.  The
App A-1

consummation of one Reorganization shall not be contingent on the consummation of any other Reorganization.  (For convenience, the balance hereof refers only to a single Reorganization and a single Target, except for references to the Targets’ respective share classes, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.)
The Trust’s Amended and Restated Trust Instrument (dated March 27, 2014) (“Trust Instrument”) permits it to vary its shareholders’ investment.  The Trust does not have a fixed pool of assets ‑‑ each series thereof (including each Fund) is a managed portfolio of securities, and Neuberger Berman Management LLC, each Fund’s investment manager (“Manager”) has the authority to buy and sell securities for it.  The Trust believes, based on its review of each Fund’s investment portfolio, that Target’s portfolio holdings are generally consistent and compatible with Acquiring Fund’s investment objective, policies, and strategies and that, as a result, substantially all of Target’s assets can be transferred to and held by Acquiring Fund.
The Trust’s Board of Trustees (“Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) thereof, (1) has duly adopted and approved this Plan and the transactions contemplated hereby and has duly authorized its performance hereof on each Fund’s behalf by all necessary Board action and (2) has determined that participation in the Reorganization is in each Fund’s best interests and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.
Each Target offers a single class of shares -- the Balanced Portfolio’s and the Growth Portfolio’s shares are designated Class I shares (“Target Class I Shares”), while the Small Cap Growth Portfolio’s shares are designated Class S shares (“Target Class S Shares,” and, together with Target Class I Shares, “Target Shares”).  Acquiring Fund offers two classes of shares, designated Class I shares and Class S shares (“Acquiring Fund Class I Shares” and “Acquiring Fund Class S Shares” respectively, and collectively, “Acquiring Fund Shares”).  The Funds’ identically designated shares have identical characteristics, rights, and preferences.
1.       PLAN OF REORGANIZATION AND DISSOLUTION
1.1.    Subject to the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund.  In exchange therefor, Acquiring Fund shall --

(a)  issue and deliver (1) to the Balanced Portfolio and the Growth Portfolio the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) Acquiring Fund Class I Shares determined by dividing the respective Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of an Acquiring Fund Class I Share, and (2) to the Small Cap Growth Portfolio the number of full and fractional Acquiring Fund Class S Shares determined by dividing its Target Value by the NAV of an Acquiring Fund Class S Share, and
(b)  assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).
Those transactions shall take place at the Closing (as defined in paragraph 3.1).
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1.2    The Assets shall consist of all assets and property of every kind and nature ‑‑ including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records ‑‑ Target owns at the Valuation Time (as defined in paragraph 2.1) and any deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Target’s books at that time.
1.3.    The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time (as defined in paragraph 3.1), and whether or not specifically referred to herein, except Reorganization Expenses (as defined in paragraph 4.3(j)) borne by the Manager pursuant to paragraph 5.  Notwithstanding the foregoing, Target shall use its best efforts to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4.    If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time, then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain for all federal income tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under section 852 for the current and any prior tax periods.

1.5.    At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to the Separate Account(s) through which the Insurance Companies hold Target Shares of record at the Effective Time (each, a “Shareholder”), in proportion to their Target Shares then so held and in constructive exchange therefor, and shall completely liquidate.  That distribution shall be accomplished by the Trust’s transfer agent’s opening accounts on Acquiring Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Fund Shares to those newly opened and existing accounts.  Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder of the Balanced Portfolio and the Growth Portfolio, each of which has only Target Class I Shares outstanding, shall be credited with the respective pro rata number of Acquiring Fund Class I Shares due that Shareholder, and the account for each Shareholder of the Small Cap Growth Portfolio, which has only Target Class S Shares outstanding, shall be credited with the respective pro rata number of Acquiring Fund Class S Shares due that Shareholder).  The aggregate NAV of Acquiring Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares that Shareholder holds at the Effective Time.  All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records.  Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.
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1.6.    As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, all actions required to terminate Target as a series of the Trust and dissolve Target under Delaware law shall be taken ‑‑ and in all events Target shall have been so terminated and dissolved within six months after the Effective Time ‑‑ and Trust shall make all filings and take all other actions in connection therewith required by applicable law or necessary and proper to effect that termination and dissolution.  After the Effective Time, Target shall not conduct any business except in connection with that termination and dissolution.

1.7.    Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated and dissolved.  In furtherance of the foregoing, after the Effective Time, the Trust shall prepare, or shall cause its agents to prepare, any federal, state, and local tax returns, including any Forms 1099, required to be filed by it with respect to Target’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

2.       VALUATION

2.1.    For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Trust’s then-current prospectus and statement of additional information and valuation procedures established by the Board (collectively, “Valuation Procedures”), less (b) the amount of the Liabilities at the Valuation Time.

2.2.    For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Fund Shares shall be computed at the Valuation Time, using the Valuation Procedures.

2.3.    All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by State Street Bank & Trust Company, in its capacity as the Trust’s custodian and fund accounting agent (“State Street”), or (b) in the case of securities subject to fair valuation, in accordance with the Valuation Procedures.

3.       CLOSING AND EFFECTIVE TIME

3.1.    Unless the Trust determines otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously at 4:00 p.m., Eastern Time on November 6, 2015, or a later date the Trust determines (“Effective Time”).  If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of either Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the Board’s judgment, accurate appraisal of the value of either Fund’s net assets and/or the NAV of an Acquiring Fund Share of either class is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the
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day when that trading has been fully resumed and that reporting has been restored.  The Closing shall be held at the Trust’s offices or at another place the Trust determines.

3.2.    The Trust shall direct State Street, as the custodian of the Funds’ assets, or other appropriate service provider to the Trust to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund’s books immediately after the Closing, does or will conform to that information on Target’s books immediately before the Closing.

3.3.    The Trust shall direct its transfer agent to deliver at the Closing (a) a Certificate stating that its records contain (i) the name, address, and taxpayer identification number of each Shareholder, (ii) the number of full and fractional outstanding Target Shares each Shareholder owns, and (iii) the dividend reinvestment elections, if any, applicable to each Shareholder, all at the Effective Time and (b) a confirmation, or other evidence satisfactory to the Trust, that the Acquiring Fund Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target’s account on Acquiring Fund’s shareholder records.

3.4.    The Trust shall direct its transfer agent to deliver at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on Acquiring Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist).
4.       CONDITIONS PRECEDENT
4.1.    The Trust’s obligation to implement this Plan on Acquiring Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)    At the Effective Time, the Trust, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(b)    The Trust, with respect to Target, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Trust Instrument or the Trust’s By-Laws (collectively, “Governing Documents”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound;
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(c)     At or before the Effective Time, either (1) all material contracts and other commitments of or applicable to Target (other than this Plan and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (2) provision for discharge, and/or Acquiring Fund’s assumption, of any liabilities of Target thereunder will be made, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Trust, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(d)     No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and the Trust, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(e)     Target’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statements of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statements, for the two fiscal years) ended December 31, 2014, have been audited by Ernst & Young LLP, an independent registered public accounting firm (“E&Y”), and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements and Target’s unaudited Statements for the six months ended June 30, 2015, present fairly, in all material respects, Target’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended; and, to the Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at those respective dates that are not disclosed therein;

(f)     Since December 31, 2014, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in Target’s NAV due to declines in market values of securities Target holds, the discharge of Target’s liabilities, or the redemption of Target Shares by its shareholders will not constitute a material adverse change;

(g)     All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a
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material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target (1) is in compliance in all material respects with all applicable Regulations pertaining to (i) the reporting of dividends and other distributions on, and redemptions of, its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;

(h)     Target is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Target is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Target has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Target has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Target has declared and paid to its shareholders the dividend(s) and/or other distribution(s), if any, required to be declared and paid pursuant to paragraph 1.4; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(i)     Target is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1(h); from the time it commenced operations through the Effective Time, Target has conducted and will conduct its “historic business” (within the meaning of that section) in a substantially unchanged manner; and from the Approval Time through the Effective Time, Target (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (a) for the purpose of satisfying Acquiring Fund’s investment objective or policies or (b) for any other reason except in the ordinary course of its business as a RIC and (2) has not changed, and will not change, its historic investment policies in connection with the Reorganization;

(j)     At the Effective Time, (1) at least 33⅓% of Target’s portfolio assets will meet Acquiring Fund’s investment objective, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”), (2) Target will not have altered its portfolio in connection with the Reorganization to meet that 33⅓% threshold, and (3) Target will not have modified any of its Investment Criteria as part of the plan of reorganization, for purposes of section 1.368-1(d)(2) of the Regulations;

(k)     To the best of the Trust’s management’s knowledge, there is no plan or intention by its shareholders to redeem, sell, exchange, or otherwise dispose of a
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number of Target Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Fund Shares) to a number of shares that is less than 50% of the current number of Target Shares outstanding;

(l)      During the five-year period ending at the Effective Time, neither Target nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (1) acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (2) made distributions with respect to Target Shares except for (i) normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and (ii) other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;

(m)     All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3(a)); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;

(n)     Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(o)     Target is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A)); and

(p)     Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers.

4.2.      The Trust’s obligation to implement this Plan on Target’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)     No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(b)     The Trust, with respect to Acquiring Fund, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Governing Documents, or any Undertaking to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound;
App A-8

(c)     No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Acquiring Fund or any of its properties or assets attributable or allocable to Acquiring Fund, that, if adversely determined, would materially and adversely affect Acquiring Fund’s financial condition or the conduct of its business; and the Trust, on Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(d)     Acquiring Fund’s Statements at and for the fiscal year (in the case of the Statements of Changes in Net Assets, for the two fiscal years) ended December 31, 2014, have been audited by E&Y and are in accordance with GAAP; those Statements and Acquiring Fund’s unaudited Statements for the six months ended June 30, 2015, present fairly, in all material respects, Acquiring Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended; and, to the Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at those respective dates that are not disclosed therein;

(e)     Since December 31, 2014, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in Acquiring Fund’s NAV due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund’s liabilities, or the redemption of Acquiring Fund Shares by its shareholders will not constitute a material adverse change;

(f)     All Returns of Acquiring Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Fund (1) is in compliance in all material respects with all applicable Regulations pertaining to (i) the reporting of dividends and other distributions on, and redemptions of, its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;

(g)     Acquiring Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and
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either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Fund has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Fund has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Fund will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(h)     Acquiring Fund is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; and following the Reorganization, Acquiring Fund will continue, and has no plan or intention to change, that line of business;

(i)      At the Effective Time, Acquiring Fund (1) will not have modified any of its Investment Criteria as part of the plan of reorganization and (2) will not have any plan or intention to change any of its Investment Criteria after the Reorganization;

(j)      Following the Reorganization, Acquiring Fund will (1) continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) use a significant portion of Target’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund and (3) has no plan or intention to sell or otherwise dispose of a significant part of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC;

(k)      Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Target Shares;

(l)      Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization, except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor will Acquiring Fund or any person Related to it have any plan or intention at the Effective Time to acquire or redeem any Acquiring Fund Shares issued in the Reorganization ‑‑ either directly or through any transaction, agreement, or arrangement with any other person ‑‑ except for redemptions Acquiring Fund will make as such a series pursuant to section 22(e) of the 1940 Act;
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(m)     Before or in the Reorganization, neither Acquiring Fund nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Target Shares with consideration other than Acquiring Fund Shares;

(n)     Acquiring Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o)     There is no plan or intention for Acquiring Fund to be terminated, dissolved, or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(p)     Assuming satisfaction of the condition in paragraph 4.1(p), immediately after the Reorganization (1) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; and

(q)     All issued and outstanding Acquiring Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust; Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares; and the Acquiring Fund Shares to be issued and delivered to Target, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will have been duly authorized by the Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, fully paid and non-assessable by the Trust.

4.3.          The Trust’s obligation to implement this Plan on each Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)     No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for the Trust’s adoption and performance hereof, on either Fund’s behalf,  except for (1) the Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein Target’s information statement and Acquiring Fund’s prospectus (“Registration Statement”), and a post-effective amendment to its registration statement on Form N-1A and (2) consents, filings, and orders that have been made or received or may be required after the Effective Time;

(b)     The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;
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(c)     The Trust’s management (1) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person Related to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to Acquiring Fund, (2) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares in Target as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result, or at the time, of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

(d)     Target’s shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

(e)     The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

(f)     At the Effective Time, there will be no intercompany indebtedness existing between the Funds that was issued, acquired, or settled at a discount;

(g)     Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization; for the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (1) redemptions pursuant to section 22(e) of the 1940 Act and (2) dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;

(h)     None of the compensation the Manager (or any affiliate thereof) or an Insurance Company, if any, receives as a service provider to Target will be separate consideration for, or allocable to, any of the Target Shares; none of the Acquiring Fund Shares any Insurance Company (on any Shareholder’s behalf) receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to the Manager (or any affiliate thereof) or an Insurance Company, if any, will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(i)     Immediately after the Reorganization, the Insurance Companies (through the Separate Accounts) will own shares constituting “control” (within the meaning of section 368(a)(2)(H)(i), i.e., as defined in section 304(c)) of Acquiring Fund;

(j)     No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, the Manager or any affiliate thereof, or any other third party unless those expenses are solely and directly
App A-12

related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Target or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

(k)      There will be no dissenters to the Reorganization under the applicable provisions of Delaware law, and Acquiring Fund will not pay cash in lieu of fractional Acquiring Fund Shares in connection with the Reorganization;

(l)    The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax);

(m)     The principal purpose of Acquiring Fund’s assumption of the Liabilities is not avoidance of federal income tax on the transaction;

(n)     All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Trust to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

(o)     At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby; and

(p)     The Trust shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, may treat them as representations and warranties the Trust made to Counsel, and may rely as to factual matters, exclusively and without independent verification, on those representations and warranties and, if Counsel requests, on representations and warranties made in a separate letter addressed to Counsel (collectively, “Representations”).  The Tax Opinion shall be substantially to the effect that ‑‑ based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance herewith (without the waiver or modification of any terms
App A-13

or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) ‑‑ for federal income tax purposes:

(1)     Target’s transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares and in complete liquidation of Target, will qualify as a “reorganization” (as defined in section 368(a)(1)(D)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(2)     Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;

(3)     Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

(4)     Acquiring Fund’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Target’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(5)     A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

(6)     A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds the latter as capital assets at the Effective Time.

Notwithstanding subparagraphs (2) and (4), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

5.      EXPENSES

All fees payable to governmental authorities for the registration or qualification of the Acquiring Fund Shares distributable hereunder and all transfer agency costs related thereto shall be paid by Acquiring Fund.  Subject to satisfaction of the condition contained in paragraph 4.3(j), the Manager shall bear, and has agreed with the Trust to bear, all other Reorganization Expenses, including (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing the Registration Statement, and printing and
App A-14

distributing Target’s information statement and Acquiring Fund’s prospectus and (2) legal, accounting, and securities registration fees, but excluding all brokerage costs, if any, incurred in connection with the Reorganization, which shall be borne by the Fund that directly incurs them.  Notwithstanding the foregoing, all expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

6.         TERMINATION OF PLAN

The Board may terminate or delay this Plan and abandon or postpone the transactions contemplated hereby, at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Fund.

7.         AMENDMENTS

The Board may amend, modify, or supplement this Plan at any time in any manner.

8.         MISCELLANEOUS

8.1.      This Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

8.2.       Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust (on the Funds’ behalf) and its successors and assigns any rights or remedies under or by reason hereof.

8.3.       Notice is hereby given that this instrument is adopted on behalf of the Trust’s trustees solely in their capacities as trustees, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Funds but are only binding on and enforceable against the Trust’s property attributable to and held for the benefit of each respective Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof.  The Trust, in asserting any rights or claims hereunder on either Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the Trust or to those trustees, officers, or shareholders.

8.4.       Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

Adopted as of June 24, 2015
App A-15

APPENDIX B
ADDITIONAL INFORMATION

Your Investment
The Surviving Portfolio offers Class I and Class S shares. Balanced Portfolio and Growth Portfolio each offer Class I shares and Small Cap Growth Portfolio offers Class S shares.  Each class has identical investment programs but different arrangements for distribution and shareholder servicing and, consequently, different expenses. The following sections explain the different expenses you may pay when investing in each class. When you buy and sell shares of a Portfolio, the share price is the Portfolio’s net asset value per share.  Neither Class I shares nor Class S shares are subject to sales charges. The Portfolios are designed for use with certain variable insurance contracts and qualified plans.

Because shares of the Portfolios are held by the insurance company or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan for matters involving allocations to the Portfolios. The fee information here does not include the fees and expenses charged by your insurance company under your variable contract or by your qualified plan; for those fees and expenses, you will need to see the prospectus for your variable contract or your qualified plan documentation.

Class I Shares
Class I shares have a non-fee distribution plan that recognizes that NBM may use its own resources, including revenues from fees paid to NBM from a Portfolio, to pay expenses for services primarily intended to result in distribution of Portfolio shares.

NBM may also pay insurance companies or their affiliates and qualified plan administrators (“intermediaries”) for services they provide respecting the Portfolio to current and prospective variable contract owners and qualified plan participants. These services may include providing information about the Portfolio, teleservicing support, and delivering Portfolio documents, among others. These payments may encourage intermediaries participating in the Portfolio to render services to variable contract owners and qualified plan participants, and may also provide incentive for the intermediaries to make the Portfolio’s shares available to their current or prospective variable contract owners and qualified plan participants, and therefore promote distribution of the Portfolio’s shares.

NBM does not receive any separate fees from the Fund for making these payments.

Class S Shares
Class S shares have a Distribution and Shareholder Services Plan (also known as a “12b-1 plan”) that provides for payment to NBM of a fee in the amount of 0.25% (“12b-1 fee”) per year of the Portfolio’s assets. The 12b-1 fee compensates NBM for distribution and shareholder services to the Portfolio. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of your investment and over time may cost you more than paying other types of sales charges (which the Portfolios do not have).

NBM may, in turn, pay all or a portion of the proceeds from the 12b-1 fee to insurance companies or their affiliates and qualified plan administrators (“intermediaries”) for services they provide respecting the Portfolio to current and prospective variable contract owners and qualified plan participants that invest in the Portfolio through the intermediaries. These services
App B-1

may include providing information about the Portfolio, teleservicing support, and delivering Portfolio documents, among others. Payment for these services may help promote the sale of the Portfolio’s shares. NBM may also use its own resources, including revenues from other fees paid to NBM from the Portfolio, to pay expenses for services primarily intended to result in the distribution of the Portfolio’s shares. Amounts paid to intermediaries may be greater or less than the 12b-1 fee paid to NBM under the Distribution and Shareholder Services Plan. These payments may encourage intermediaries participating in the Portfolio to render services to variable contract owners and qualified plan participants, and may also provide incentive for the intermediaries to make the Portfolio’s shares available to their current or prospective variable contract owners and qualified plan participants, and therefore promote distribution of the Portfolio’s shares.

Buying and Selling Fund Shares

The Portfolios are designed for use with certain variable insurance contracts and qualified plans.

Because shares of the Portfolios are held by the insurance company or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan for matters involving allocations to this Fund.

Under certain circumstances, the Portfolios reserves the right to:
•	suspend the offering of shares
•	reject any exchange or investment order
•	satisfy an order to sell Portfolio shares with securities rather than cash, for certain very large orders
•	change, suspend, or revoke the exchange privilege
•
suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange (“Exchange”) is restricted, or as otherwise permitted by the U.S. Securities and Exchange Commission (“SEC”)

Frequent purchases, exchanges and redemptions of Portfolio shares (“market-timing activities”) can interfere with effective Portfolio management and adversely affect Portfolio performance in various ways, including by requiring a portfolio manager to liquidate portfolio holdings at a disadvantageous time or price, by increasing costs (such as brokerage costs) to the Portfolio by requiring a portfolio manager to effect more frequent purchases and sales of portfolio securities, and possibly by requiring a portfolio manager to keep a larger portion of Portfolio assets in cash, all of which could adversely affect the interests of long-term shareholders. To discourage market-timing activities by Portfolio shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. Pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Portfolio reserves the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege.

NBM applies the Portfolio’s policies and procedures with respect to market-timing activities by monitoring trading activity in the Portfolio, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from
App B-2

making further purchases or exchanges of Portfolio shares. These policies and procedures are applied consistently to all shareholders. Although the Portfolio makes efforts to monitor for market-timing activities, the ability of the Portfolio to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Portfolio will be able to eliminate all market-timing activities.

Because the Portfolio is offered to different insurance companies, and for different types of variable contracts — annuities and life insurance —and to qualified plans, groups with different interests will share the Portfolio. Due to differences of tax treatment and other considerations among these shareholders, it is possible (although not likely) that the interests of the shareholders might sometimes be in conflict. For these reasons, the trustees of the Portfolio watch for the existence of any material irreconcilable conflicts and will determine what action, if any, should be taken in the event of a conflict. If there is a conflict, it is possible that to resolve it, one or more insurance company separate accounts or qualified plans might be compelled to withdraw its investment in the Portfolio.  While this might resolve the conflict, it also might force the Fund to sell securities at disadvantageous prices.

Shares Prices
When you buy and sell shares of a Portfolio, the share price is the Portfolio’s net asset value per share.

The Portfolio is open for business every day the Exchange is open. The New York Stock Exchange (“Exchange”) is generally closed on all national holidays and Good Friday; Portfolio shares will not be priced on those days or other days on which the Exchange is closed. A Portfolio may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Portfolio would post a notice on www.nb.com.

The Portfolio calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price to be calculated after your request has been received in proper form; check with your insurance company or qualified plan administrator to find out by what time your order must be received in order to be processed the same day. Depending on when your insurance company or qualified plan accepts transaction requests, it is possible that the Portfolio’s share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Portfolio could change on days when you cannot buy or sell Portfolio shares. Remember, though, any purchase or sale takes place at the next share price calculated after you send your order to your insurance company or qualified plan administrator and it is received in proper form.

Share Price Calculations
The net asset value per share of each class of a Portfolio is the total value of Portfolio assets attributable to shares of that class minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of the Portfolio’s portfolio securities changes every business day, its share price usually changes as well.
App B-3

Equity securities (including securities issued by ETFs) held by a Portfolio generally are valued by one or more independent pricing services approved by the Board of Trustees at the last reported sale price or official closing price or, if there is no reported sale or official closing price on the basis of market quotations. Debt securities (other than short-term securities) held by a Portfolio generally are valued by one or more independent pricing services approved by the Board of Trustees on the basis of market quotations. Short-term securities held by a Portfolio may be valued on the basis of amortized cost.

If a valuation for a security is not available from an independent pricing service or if NBM believes in good faith that the valuation does not reflect the amount a Portfolio would receive on a current sale of that security, the Portfolio seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, a Portfolio may use a fair value estimate made according to methods approved by the Board of Trustees. A Portfolio may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to a Portfolio’s net asset value calculation.

A Portfolio may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time the Exchange closes. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations. The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of NBM, operating under procedures approved by the Board of Trustees, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect a Portfolio by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of a Portfolio’s net asset value by such traders.

Portfolio Holdings Policy
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio holdings is available in the Statement of Additional Information.
The complete portfolio holdings for the Portfolio are available at http://www.nb.com and are generally posted 15-30 days after each month-end.
The Portfolio’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Portfolio will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.
Distributions and Taxes
Distributions. The Portfolio pays out to shareholders of record any net income and net realized capital gains. Ordinarily, the Fund makes distributions once a year, in October. All dividends and other distributions received by shareholders of record are automatically reinvested in Portfolio shares.
App B-4

Taxes. The information below is only a summary of some of the important federal tax considerations generally affecting the Portfolio and its shareholders; for a more detailed discussion, request a copy of the Statement of Additional Information. Also, you may want to consult your tax professional. Everyone’s tax situation is different, and your professional should be able to help you answer any questions you may have.
How distributions and transactions are taxed. Dividends and other distributions made by the Portfolio, as well as transactions in Portfolio shares, generally are not taxable, except to the extent described in your qualified plan documentation or variable contract prospectus. Please consult such documents for more information.
Other tax-related considerations. The Portfolio intends to continue to qualify for treatment as a “regulated investment company” for federal tax purposes (“RIC”) by satisfying the requirements under Subchapter M of Chapter 1 of Subtitle A (“Subchapter M”) of the Internal Revenue Code of 1986, as amended (“Code”). As a RIC, the Portfolio is not subject to federal income tax on its ordinary income and net realized capital gains that it distributes to its shareholders. It is the Portfolio’s intention to distribute all such income and gains for each taxable year.
Because the Portfolio is offered to, among others, insurance company separate accounts (each, a “Separate Account”) to fund variable contracts, it must meet special diversification standards beyond those that apply to RICs under Subchapter M. That is so because Section 817(h) of the Code and the regulations thereunder require that a Separate Account be “adequately diversified” (see the next paragraph for certain rules regarding that term) in order for the tax deferral for variable contracts based thereon to apply. In determining whether a Separate Account is so diversified, the Separate Account may “look-through” a RIC that satisfies certain criteria – which the Portfolio has done for each past taxable year and intends to continue to do – and treat the RIC’s assets as its own. If the Portfolio’s assets failed to meet those diversification standards, you could be subject to adverse tax consequences – for example, distributions of the income earned and gains realized by the Portfolio to the Separate Accounts that are invested in the Portfolio (“Portfolio Accounts”) would generate a current tax liability for you instead of the tax deferral mentioned above. Accordingly, the Portfolio intends to continue to comply with the diversification requirements of Section 817(h) and the regulations so that owners of the variable contracts based on the Portfolio Accounts will not be subject to federal tax on distributions from the Portfolio to those Accounts.
Under the relevant regulations, a Portfolio Account is deemed to be adequately diversified if (1) no more than 55% of the value of the Portfolio’s total assets is represented by any one investment, (2) no more than 70% of that value is represented by any two investments, (3) no more than 80% of that value is represented by any three investments, and (4) no more than 90% of that value is represented by any four investments. Section 817(h) also provides, as a safe harbor, that a Portfolio Account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the Portfolio’s total assets is represented by cash and cash items, government securities, and securities of other RICs. For purposes of those regulations, all securities of the same issuer are treated as a single investment, but each U.S. government agency or instrumentality is treated as a separate issuer. It is possible that complying with these requirements may at times call for decisions that could reduce investment performance.
The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you. Please refer to the Statement of Additional Information
App B-5

for more information about the taxation of the Portfolio. You should refer to the prospectus for your variable contract or your qualified plan documentation, or consult with your tax adviser, for information regarding taxes applicable to the variable contract or your qualified plan, respectively.
Capital Loss Carryovers (“CLCOs”).  Growth Portfolio had CLCOs of approximately $2,000,000 at December 31, 2014, which the Surviving Portfolio will be able to carry over and use in taxable years ending after the Reorganization (together with any net capital loss Growth Portfolio sustains during its taxable year ending on the Closing Date and any net unrealized built-in loss it has on that date), subject to certain limitations under the Code. With respect to any such losses and certain of those CLCOs, (1) the Surviving Portfolio will be able to carry them over and use them for an unlimited period and (2) they will retain their character as either short-term or long-term capital losses (rather than being considered all short-term, as under previous law).
App B-6

APPENDIX C
Financial Highlights
Balanced Portfolio—Class I
YEAR ENDED DECEMBER 31,		2010	2011	2012	2013	2014	Six Months Ended (6/30/2015)
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	9.00	10.59	10.49	11.47	13.59
Plus:	Income from investment operations
	Net investment income (loss)(5)	(0.03)	(0.08)	(0.10)	(0.13)	(0.14)
	Net gains (losses) - realized and unrealized	1.72	0.01	1.08	2.25	0.61
	Subtotal: income (loss) from investment operations	1.69	(0.07)	0.98	2.12	0.47
Minus:	Distributions to shareholders
	Income dividends	0.10	0.03	—	—	—
	Capital gain distribution					1.14
	Subtotal: distributions to shareholders	0.10	0.03	—	—	1.14
Equals:	Share price (NAV) at end of year	10.59	10.49	11.47	13.59	12.92
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss), as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or waiver and/or offset arrangements had not been in effect.

Net expenses - actual		1.85 (2)	1.85 (2)	1.85 (2)	1.85	1.85
Gross expenses(1)		1.92	1.83	2.02	2.04	2.05
Net investment income (loss) - actual		(0.37)	(0.76)	(0.86)	(1.06)	(1.02)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)(4)		18.83	(0.63)	9.34	18.48	4.18
Net assets at end of year (in millions of dollars)		17.6	15.3	14.5	15.0	14.1
Portfolio turnover rate (%)		58	52	55	51	60
(1)	Shows what this ratio would have been if there had been no expense reimbursement/repayment and/or waiver of a portion of investment management fees.
(2)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%.

(3)
Does not reflect charges and other expenses that apply to the separate account or the related insurance policies. Qualified plans that are direct shareholders of the Fund are not affected by insurance related expenses.

(4)	Would have been lower/higher if Neuberger Berman Management LLC had not reimbursed/recouped certain expenses and/or waived a portion of investment management fees.
(5)	Calculated based on the average number of shares outstanding during each fiscal period.

App C-1

Growth Portfolio—Class I

YEAR ENDED DECEMBER 31,		2010	2011	2012	2013	2014	Six Months Ended (6/30/2015
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	14.20	18.61	18.57	20.91	27.57
Plus:	Income from investment operations
	Net investment income (loss)(5)	(0.21)	(0.26)	(0.24)	(0.33)	(0.38)
	Net gains (losses) - realized and unrealized	4.62	0.22	2.58	6.99	2.28
	Subtotal: income from investment operations	4.41	(0.04)	2.34	6.66	1.90
Equals:	Share price (NAV) at end of year	18.61	18.57	20.91	27.57	29.47
Ratios (% of average net assets)
The ratios show the Fund's expenses and net investment income (loss), as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses - actual		1.85 (2)	1.85 (2)	1.85 (2)	1.85	1.85
Gross expenses(1)		2.64	2.52	2.55	2.41	2.32
Net investment income (loss) - actual		(1.33)	(1.38)	(1.17)	(1.36)	(1.38)
Other data
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)(4)		31.06	(0.21)	12.60	31.85	6.89
Net assets at end of year (in millions of dollars)		8.5	7.3	7.3	8.3	7.9
Portfolio turnover rate (%)		49	33	35	46	59
(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%.

(3)
Does not reflect charges and other expenses that apply to the separate account or the related insurance policies. Qualified plans that are direct shareholders of the Fund are not affected by insurance related expenses.

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses.
(5)	Calculated based on the average number of shares outstanding during each fiscal period.

App C-2

Mid Cap Growth Portfolio—I Class Shares

YEAR ENDED DECEMBER 31,		2010	2011	2012	2013	2014	Six Months Ended (6/30/2015)
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	21.25	27.42	27.55	30.97	41.07
Plus:	Income from investment operations
	Net investment income (loss)(3)	(0.11)	(0.15)	(0.10)	(0.19)	(0.19)
	Net gains (losses) - realized and unrealized	6.28	0.28	3.52	10.29	1.08
	Subtotal: income (loss) from investment operations	6.17	0.13	3.42	10.10	0.89
Minus:	Distributions to shareholders
	Capital gain distributions	—	—	—	—	17.46
	Subtotal: distributions to shareholders	—	—	—	—	17.46
Equals:	Share price (NAV) at end of year	27.42	27.55	30.97	41.07	24.50

RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss), as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses - actual		1.02(1)	1.01(1)	0.99(1)	0.99	1.00
Gross expenses		1.02	1.01	0.99	0.99	1.00
Net investment income (loss) - actual		(0.49)	(0.54)	(0.34)	(0.57)	(0.53)

OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return(%)(2)		29.04	0.47	12.41	32.61	7.58
Net assets at end of year (in millions of dollars)		266.0	233.2	229.0	68.6	69.6
Portfolio turnover rate (%)		46	35	38	43	64
(1)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%.

(2)
Does not reflect charges and other expenses that apply to the separate account or the related insurance policies. Qualified plans that are direct shareholders of the Fund are not affected by insurance related expenses.

(3)	Calculated based on the average number of shares outstanding during each fiscal period.

App C-3

Mid Cap Growth Portfolio—S Class Shares

YEAR ENDED DECEMBER 31,		2010	2011	2012	2013	2014	Six Months Ended (6/30/2015)
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	20.87	26.87	26.94	30.21	39.95
Plus:	Income from investment operations
	Net investment income (loss)(5)	(0.16)	(0.21)	(0.17)	(0.26)	(0.27)
	Net gains (losses) - realized and unrealized	6.16	0.28	3.44	10.00	0.98
	Subtotal: income (loss) from investment operations	6.00	0.07	3.27	9.74	0.71
Minus:	Distributions to shareholders
	Capital gain distributions	—	—	—	—	17.46
	Subtotal: distributions to shareholders	—	—	—	—	17.46
Equals:	Share price (NAV) at end of year	26.87	26.94	30.21	39.95	23.20
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss), as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or waiver and/or offset arrangements had not been in effect.

Net expenses - actual		1.25 (2)	1.25 (2)	1.25 (2)	1.25	1.25
Gross expenses(1)		1.27	1.26	1.24	1.26	1.25
Net investment income (loss) - actual		(0.73)	(0.78)	(0.57)	(0.76)	(0.78)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return(%)(3)(4)		28.75	0.26	12.14	32.24	7.31
Net assets at end of year (in millions of dollars)		59.2	64.2	88.2	127.8	149.3
Portfolio turnover rate (%)		46	35	38	43	64
(1)	Shows what this ratio would have been if there had been no expense reimbursement/repayment.
(2)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%.

(3)
Does not reflect charges and other expenses that apply to the separate account or the related insurance policies. Qualified plans that are direct shareholders of the Fund are not affected by insurance related expenses.

(4)	Would have been lower/higher if Neuberger Berman Management LLC had not reimbursed/repaid certain expenses.
(5)	Calculated based on the average number of shares outstanding during each fiscal period.
App C-4

Small Cap Growth Portfolio—S Class Shares
YEAR ENDED DECEMBER 31,		2010	2011	2012	2013	2014	Six Months Ended (6/30/2015)
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.25	12.26	12.13	13.20	19.25
Plus:	Income from investment operations
	Net investment income (loss)(5)	(0.12)	(0.14)	(0.12)	(0.17)	(0.22)
	Net gains (losses) - realized and unrealized	2.13	0.01	1.19	6.22	0.63
	Subtotal: income (loss) from investment operations	2.01	(0.13)	1.07	6.05	0.41
Minus:	Distributions to shareholders
	Capital gain distributions	—	—	—	—	1.73
	Subtotal: distribution to shareholders	—	—	—	—	1.73
Equals:	Share price (NAV) at end of year	12.26	12.13	13.20	19.25	17.93

RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss), as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or waiver and/or offset arrangements had not been in effect.

Net expenses - actual		1.40(2)	1.41(2)	1.40(2)	1.40	1.41
Gross expenses(1)		2.27	2.20	2.24	2.13	2.08
Net investment income (loss) - actual		(1.15)	(1.11)	(0.88)	(1.05)	(1.18)

OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return(%)(3)(4)		19.61	(1.06)	8.82	45.83	3.47
Net assets at end of year (in millions of dollars)		21.0	16.4	14.2	21.0	17.0
Portfolio turnover rate (%)		243	279	282	277	309
(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%.

(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses.
(4)
Does not reflect charges and other expenses that apply to the separate account or the related insurance policies. Qualified plans that are direct shareholders of the Fund are not affected by insurance related expenses.

(5)	Calculated based on the average number of shares outstanding during each fiscal period.

App C-5

PART B
STATEMENT OF ADDITIONAL INFORMATION
August [  ], 2015

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
BALANCED PORTFOLIO
GROWTH PORTFOLIO
SMALL CAP GROWTH PORTFOLIO
 (each a “Merging Portfolio”)

and

MID CAP GROWTH PORTFOLIO
(the “Surviving Portfolio”)

605 Third Avenue
New York, New York 10158-0180
800-877-9700
800-366-6264

Merging Portfolio will be reorganized into Surviving Portfolio
Balanced Portfolio - Class I	à	Mid Cap Growth Portfolio - Class I
Growth Portfolio - Class I	à	Mid Cap Growth Portfolio - Class I
Small Cap Growth Portfolio - Class S	à	Mid Cap Growth Portfolio - Class S
This Statement of Additional Information (“SAI”) relates specifically to the reorganization of the Merging Portfolios into the Surviving Portfolio (each, a “Portfolio” and, collectively, the “Portfolios”), each a series of Neuberger Berman Advisers Management Trust (“Series Trust”), whereby each Merging Portfolio will transfer all of its assets to the Surviving Portfolio, and shareholders in each Merging Portfolio will receive shares of the Surviving Portfolio in exchange for shares of the Merging Portfolio (“Reorganization”).  This SAI consists of the information set forth herein and the following documents, each of which is incorporated by reference herein and legally forms a part of the SAI:
  The combined Statement of Additional Information for the Portfolios dated May 1, 2015 (as amended June 17, 2015).
  The financial statements included in the Annual Reports to shareholders of the Portfolios for the fiscal year ended December 31, 2014, and the unaudited financial statements [and Portfolio highlights included in the Semi-Annual Report to shareholders of the Portfolios for the six-month period ended June 30, 2015.]
  The Annual Reports to Shareholders of the Portfolios  (File Nos. 811-04255 and 002-88566), for the fiscal year ended December 31, 2014.
  [The Semi-Annual Reports to Shareholders of the Portfolios (File Nos. 811-04255811-07470 and 002-88566), for the six-month period ended June 30, 2015.]

The Statement of Additional Information that is incorporated by reference above includes information about other portfolios in the Neuberger Berman Family of Portfolios that is not relevant to the Reorganization.  Please disregard that information.
This SAI is not a prospectus.  Each Portfolio’s prospectus, dated May 1, 2015 (as supplemented July 1, 2015 for each Merging Portfolio and May 5, 2015 for Balanced Portfolio) (the “Prospectus”) may be obtained, without charge, by calling toll-free (800) 877-9700 or 800-366-6264 or by writing to Neuberger Berman Family of Portfolios at 605 Third Avenue 2nd Floor, New York, NY 10158-0180.  These documents are also available at www.nb.com.  This SAI should be read in conjunction with the Prospectus.
Part B - SAI - 2

Pro Forma Financial Statements
In accordance with the instructions to Form N-14, pro forma financial information for the Balanced Portfolio and the Mid Cap Growth Portfolio after giving effect to the Reorganization are not required to be included in this SAI because the net assets of the Balanced Portfolio within 30 days prior to the date of filing of this Information Statement are less than 10 percent of the net assets of the Mid Cap Growth Portfolio.
In accordance with the instructions to Form N-14, pro forma financial information for the Growth Portfolio and the Mid Cap Growth Portfolio after giving effect to the Reorganization are not required to be included in this SAI because the net assets of the Growth Portfolio within 30 days prior to the date of filing of this Information Statement are less than 10 percent of the net assets of the Mid Cap Growth Portfolio.
In accordance with the instructions to Form N-14, pro forma financial information for the Small Cap Growth Portfolio and the Mid Cap Growth Portfolio after giving effect to the Reorganization are not required to be included in this SAI because the net assets of the Small Cap Growth Portfolio within 30 days prior to the date of filing of this Information Statement are less than 10 percent of the net assets of the Mid Cap Growth Portfolio.

Part B - SAI - 3

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
 FORM N-14

PART C

OTHER INFORMATION

Item 15.          Indemnification.

A Delaware statutory trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article IX, Section 2 of the Trust Instrument provides that “every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof…”. Indemnification will not be provided to a person adjudicated by a court or other body to be liable to the Registrant or its shareholders by reason of “willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office” (“Disabling Conduct”), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct (i) by the court or other body approving the settlement; (ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”), of the Registrant (“Independent Trustees”), nor parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.

Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series (“Series”) of the Registrant shall be held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability.  The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Section 9 of the Management Agreement between Neuberger Berman Management LLC (“NB Management”) and the Registrant provides that neither NB Management nor any director, officer or employee of NB Management performing services for any series of the Registrant at the direction or request of NB Management in connection with NB Management’s discharge of its obligations under the Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by a series in connection with any matter to which the Agreement relates; provided, that nothing in the Agreement shall be construed (i) to protect NB Management against any liability to the Registrant or any series thereof or its interest holders to which NB

Management would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of NB Management’s reckless disregard of its obligations and duties under the Agreement, or (ii) to protect any director, officer or employee of NB Management who is or was a trustee or officer of the Registrant against any liability to the Registrant or its interest holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Registrant.

Section 1 of the Sub-Advisory Agreement between NB Management and NB LLC and the Sub-Advisory Agreement between NB Management and NBFI (each, a “Sub-Adviser”) on behalf of the Registrant each provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of reckless disregard of its duties and obligations under the Agreement, the Sub-Adviser will not be subject to liability for any act or omission or any loss suffered by any series of the Registrant or its interest holders in connection with the matters to which the Agreement relates.

Section 11 of the Sub-Advisory Agreement between NB Management, NBAIM and each Subadviser of the Absolute Return Multi-Manager Portfolio requires the Subadviser to indemnify the registrant, NB Management and NBAIM and their directors and officers for losses caused by the Subadviser’s disabling conduct (as described in the Agreement), except where such person would otherwise be liable by reason of willful malfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregarding of obligations and duties under the agreement.  In addition, NB Management is similarly required to indemnify each Subadviser under Section IV of the Agreement.  The Investment Advisory Agreement between the NB Management and NBAIM includes the same provision.

Section 9.1 of the Administration Agreements between the Registrant and NB Management on behalf of each of the classes of shares of each of the Registrant’s series provides that NB Management will not be liable to the Registrant for any action taken or omitted to be taken by NB Management or its employees, agents or contractors in carrying out the provisions of the Agreement if such action was taken or omitted in good faith and without negligence or misconduct on the part of NB Management, or its employees, agents or contractors.  Section 12 of each Administration Agreement provides that the Registrant shall indemnify NB Management and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys’ fees and expenses, incurred by NB Management that result from:  (i) any claim, action, suit or proceeding in connection with NB Management’s entry into or performance of the Agreement; or (ii) any action taken or omission to act committed by NB Management in the performance of its obligations under the Agreement; or (iii) any action of NB Management upon instructions believed in good faith by it to have been executed by a duly authorized officer or representative of a Portfolio; provided, that NB Management will not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of NB Management, or its employees, agents or contractors.  Amounts payable by the Registrant under this provision shall be payable solely out of assets belonging to that Portfolio, and not from assets belonging to any other Portfolio of the Registrant.  Section 13 of each Administration Agreement provides that NB Management will indemnify the Registrant and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys’ fees and expenses, incurred by the Registrant that result from:  (i) NB Management’s failure to comply with the terms of the Agreement; or (ii) NB Management’s lack of good faith in performing its obligations under the Agreement; or (iii) the negligence or misconduct of NB Management, or its employees, agents or contractors in connection with the Agreement.  The Registrant shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of the Registrant or its employees, agents or contractors other than NB Management, unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of NB Management, any affiliated person of NB Management, or any affiliated person of an affiliated person of NB Management.

Section 14 of the Distribution Agreement between the Registrant and NB Management provides that NB Management shall look only to the assets of a Portfolio for the Registrant’s performance of the Agreement by the Registrant on behalf of such Portfolio, and neither the Trustees nor any of the Registrant’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits
Item 28.	Exhibits

Exhibit Number	Description
(1)	(a)
Amended and Restated Certificate of Trust.  Incorporated by Reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-88566 and 811-4255. (Filed May 1, 2007).

	(b)	Trust Instrument. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-88566 and 811-4255. (Filed April 30, 2014).

(c)
Schedule A to Trust Instrument - Listing the Current Series and Classes of Registrant.  Incorporated by Reference to Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-88566 and 811-4255. (Filed February 7, 2014).

(2)		By-laws. Incorporated by Reference to Post-Effective Amendment No. 62 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-88566 and 811-4255. (Filed April 30, 2010).

(3)		Voting Trust Agreement. Not Applicable.

(4)		Plan of Reorganization and Termination. Filed herewith as Appendix A to the combined Proxy Statement and Prospectus.

(5)	(a)	Trust Instrument, Amended and Restated, Article V. Incorporated by Reference to Item (a)(2) above.

	(b)	By-Laws, Amended and Restated, Articles V, VI, and VIII. Incorporated by Reference to Item (b) above.

(6)	(a)
Management Agreement Between Registrant and Neuberger Berman Management LLC (“NB Management”).  Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-88566 and 811-4255.  (Filed April 30, 2014).

Exhibit Number	Description
(b)
Schedules A and B to the Management Agreement. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-88566 and 811-4255. (Filed April 30, 2014).

(c)
Sub-Advisory Agreement Between NB Management and Neuberger Berman, LLC (“NB LLC”). Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-88566 and 811-4255. (Filed April 30, 2014).

(d)
Sub-Advisory Agreement Between Neuberger Management LLC and Neuberger Berman Fixed Income LLC (“NBFI”). Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-88566 and 811-4255. (Filed April 30, 2014).

(7)	(a)
Distribution Agreement Between Registrant and NB Management for Class I Shares. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-88566 and 811-4255. (Filed April 30, 2014).

(b)
(i) Distribution and Services Agreement Between Registrant and NB Management for Class S Shares. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-88566 and 811-4255. (Filed April 30, 2014).

(ii) Amended Distribution and Services Agreement Schedule for Class S Shares. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-88566 and 811-4255. (Filed April 30, 2014).

(8)	Bonus or Profit Sharing Contracts – None

(9)	(a)
Custodian Contract Between Registrant and State Street Bank and Trust Company. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-88566 and 811-4255. (Filed April 30, 2014).

(b)
Amendment to Custodian Contract Between Registrant and State Street Bank and Trust Company. Incorporated by Reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-88566 and 811-4255. (Filed May 1, 2007).

	(c)	Custodian Fee Schedule. Incorporated by Reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-88566 and 811-4255. (Filed May 1, 2007).

(d)
Schedule B to the Custodian Contract. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-88566 and 811-4255. (Filed April 30, 2014).

(10)	(a)	(i)
Plan Pursuant to Rule 12b-1 (non-fee). Incorporated by Reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-88566 and 811-4255. (Filed May 1, 2007).

(ii)
Schedules A & B to Plan Pursuant to Rule 12b-1 (non-fee). Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-88566 and 811-4255. (Filed April 30, 2014).

	(b)	(i)
Plan Pursuant to Rule 12b-1 (Class S). Incorporated by Reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-88566 and 811-4255. (Filed May 1, 2007).

(ii)
Schedules A & B to Plan Pursuant to Rule 12b-1 (Class S). Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-88566 and 811-4255. (Filed April 30, 2014).

Exhibit Number	Description
(11)	Opinion and Consent of Counsel. (Filed herewith).

(12)	Opinion of Counsel Supporting Tax Matters. To be filed by amendment within a reasonable time after closing.

(13)	(a)
Transfer Agency Agreement Between Registrant and State Street Bank and Trust Company. Incorporated by Reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-88566 and 811-4255. (Filed May 1, 2007).

(b) (i)
Administration Agreement Between Registrant and NB Management for I Class Shares. Incorporated by Reference to Post-Effective Amendment No. 62 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-88566 and 811-4255. (Filed April 30, 2010).

(ii)
Amended Administration Agreement Schedule for Class I Shares. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-88566 and 811-4255. (Filed April 30, 2014).

(c) (i)
Administration Agreement Between Registrant and NB Management for S Class Shares. Incorporated by Reference to Post-Effective Amendment No. 62 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-88566 and 811-4255. (Filed April 30, 2010).

(ii)
Amended Administration Agreement Schedule for Class S Shares. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-88566 and 811-4255. (Filed April 30, 2014).

(d)
Form of Fund Participation Agreement. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-88566 and 811-4255. (Filed April 30, 2014).

(e)
Expense Limitation Agreement Between Registrant and NBM. Incorporated by Reference to Post-Effective Amendment No. 74 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-88566 and 811-4255. (Filed April 23, 2015).

(f)
Form of Distribution and Administrative Services Agreement on behalf of Registrant. Incorporated by Reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-88566 and 811-4255. (Filed April 26, 2002).

(g) Form of Services Agreement. Incorporated by Reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-88566 and 811-4255. (Filed February 23, 2004).

(14)	Consent of Independent Registered Public Accounting Firm. (Filed herewith).

(15)	Financial Statements Omitted from Prospectus. None.

(16)	Power of Attorney. (Filed herewith).

(17)	Additional Exhibits. None.

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended ("1933 Act"), this registration statement has been signed on behalf of the Registrant, in the City and State of New York on the 20th day of July, 2015.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

By: /s/ Robert Conti Name: Robert Conti Title: President and Chief Executive Officer

As required by the 1933 Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Robert Conti	President, Chief Executive Officer and Trustee	July 20, 2015
Robert Conti
/s/ John M. McGovern	Treasurer and Principal Financial and Accounting Officer	July 20, 2015
John M. McGovern
/s/ Joseph V. Amato	Trustee	July 20, 2015
Joseph V. Amato*
/s/ Faith Colish	Trustee	July 20, 2015
Faith Colish*
/s/ Martha C. Goss	Trustee	July 20, 2015
Martha C. Goss*
/s/ Michael M. Knetter	Trustee	July 20, 2015
Michael M. Knetter*
/s/ Howard A. Mileaf	Trustee	July 20, 2015
Howard A. Mileaf*
/s/ George W. Morriss	Trustee	July 20, 2015
George W. Morriss*

/s/ Tom D. Seip	Chairman of the Board and Trustee	July 20, 2015
Tom D. Seip*

/s/ Candace L. Straight	Trustee	July 20, 2015
Candace L. Straight*

/s/ Peter P. Trapp	Trustee	July 20, 2015
Peter P. Trapp*
*Signatures affixed by Ndenisarya M. Bregasi on July 20, 2015 pursuant to a power of attorney filed herewith.

Exhibit List

Item            Exhibit
(11) Opinion and Consent of Counsel.

(14) Consent of Independent Registered Public Accounting Firm.

(16) Power of Attorney.